A30OCT6P7 30 year 5.8's     Date:  10/10/2003 10:57:32

====================================================================================================================================
UBS Investment Banking      CMO Structuring Desk:  212-713-3199 Fax:  212-713-3890  Pac Bonds:  I:  6-  18  11:   9-    111:  0-   0
Closing Date:  10/30/2003       WHOLE  30 year    Pricing Speed:  200 PSA               PacI %:  49.28  Indicies:  1ML 1.20
      Pay:  11/25/2003        WAC:6.16 WAM:357.00
====================================================================================================================================
Tranche          Bal (MM)      Coupon  Payment        Aver.  Dur     Tx  Spread Yield  Price    Description           Day     Deal %
Name                                   Window         Life           Yr    bp            %                            Del
------------------------------------------------------------------------------------------------------------------------------------
PX             147,849,000    5.75000  11/03- 7/33     4.67          -2                      "Pac Bank:  6 to 18 CPR   24      49.28
C600            28,811,375    6.00000  11/05- 7/33     9.39          10                                                24       9.60
7A6             17,769,000    6.00000  11/05- 10/07    2.99           2                                                24       5.92
7A7             16,147,000    6.00000  10/07- 4/11     5.50           5                                                24       5.38
7A8              3,541,000    6.00000   4/11- 3/12     7.99           7                                                24       1.18
7A9             17,542,000    6.00000   3/12- 8/17    10.90          10                                                24       5.85
7A10            16,001,000    6.00000   8/17- 7/33    19.06          30                                                24       5.33
CPO              4,339,625    0.00000  11/05- 7/33     9.39          -2                                                24       1.45
NAS             30,000,000    5.75000  11/08- 7/33    12.54          10                                                24      10.00
SUB             18,000,000    5.75000  11/03- 7/33    11.86          10                                                24       6.00


1. Pay NAS, until reduced to NAS Principal Distribution Amt.
2. Pay PX, until reduced to its Planned Principal Balance.
3. Pay 27.6630805273% of the Senior Principal Distribution Amount to C600, until retired.
4. Pay 68.1702528060% of the Senior Principal Distribution Amount to 7A6, 7A7, 7A8, 7A9 and 7A10, in that order, until retired.
5. Pay 4.1666666667% of the Senior Principal Distribution Amount to CPO, until retired.
6. Pay PX, until retired.
7. Pay NAS, until retired.

The SUB will follow regular shifting interest rules.

The NAS Principal Distribution Amount will be equal to the sum of the NAS percent of the scheduled principal amount and The NAS percent times the NAS prepay shift of the unscheduled principal amount without taking into account the Senior prepayment percent.
The NAS percent will be zero for the first five years and thereafter will be equal to the NAS balance divided by the total balance of all Certificates.
The NAS prepay shift percent will be zero for the first 5 years and will be 30%, 40%, 60%, 80% and 100% for each year thereafter.


-------------------------------------------------------------------------
Tot:     10    300,000,000    5.75000    7.53    2.03    -727.6372  26.47
=========================================================================
                    Collateral
Type Balance                  Coupon    Prepay    WAM     Age      WAC
WHOLE      300,000,000        5.750     PSA 200   357     2        6.160

           300,000,000        5.750               357.0   2.0

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.


------------------------------------------------------------------------------------------------------
UBS                                                                                           Cmoproj
Fixed Income Research         A30OCT6P7-LASAL 30 Year 5.8                10:58:13 am October 10, 2003
cmoproj.609                                                             Marina Tukhin mtukhin@sleddog
                                                                                               Page 1
------------------------------------------------------------------------------------------------------

=============================================================================================================
  Bond       Balance       Coupon    Delay    Factor     Index      Value      Reset   Multiplier    Cap
-------------------------------------------------------------------------------------------------------------
   PX    147,849,000.00   5.75000      24    1.000000              -1.0000      --         --         --
=============================================================================================================


================================================================================
   Floor   Current    Settle     Deal     WAC        WAM      Pricing   Duration
           Coupon      Date                                    Speed      @ Px
--------------------------------------------------------------------------------
     --     5.7500    10/30/03  30 year    6.16     357.00    200.0PSA     90:00
================================================================================


Pac band:  6 to 18 CPR


===============================================================================
    Price        PSA            PSA           PSA           PSA            PSA
                   0            100           200           300            500
-------------------------------------------------------------------------------
    90:00      7.011          8.293         8.650         8.689          9.475
-------------------------------------------------------------------------------
 Avg Life     13.801          5.334         4.671         4.623          3.277
 Duration      8.234          3.953         3.427         3.375          2.689
First Pay      11/03          11/03         11/03         11/03          11/03
 Last Pay       7/33           7/33          7/33          7/33           7/10
===============================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

------------------------------------------------------------------------------------------------------
UBS                                                                                           Cmoproj
Fixed Income Research         A30OCT6P7-LASAL 30 Year 5.8                10:58:13 am October 10, 2003
cmoproj.609                                                             Marina Tukhin mtukhin@sleddog
                                                                                               Page 2
------------------------------------------------------------------------------------------------------


=============================================================================================================
  Bond       Balance       Coupon    Delay    Factor     Index      Value      Reset   Multiplier    Cap
-------------------------------------------------------------------------------------------------------------
  C600    28,811,375.00   6.00000      24    1.000000              -1.0000      --         --         --
=============================================================================================================

===============================================================================
Floor   Current      Settle     Deal     WAC        WAM      Pricing   Duration
        Coupon        Date                                    Speed      @ Px
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 --     6.0000      10/30/03  30 year    6.16     357.00    200.0PSA     90:00
===============================================================================


========================================================================
    Price       PSA          PSA           PSA           PSA         PSA
                  0          100           200           300         500
------------------------------------------------------------------------
    90:00     6.879        7.074         7.713         8.921      11.423
------------------------------------------------------------------------
 Avg Life    26.513       17.867         9.385         4.598       2.122
 Duration    12.203        9.860         5.951         3.424       1.847
First Pay      7/26        12/12         11/05          1/05        5/04
 Last Pay      7/33         7/33          7/33          7/33        3/07
========================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

------------------------------------------------------------------------------------------------------
UBS                                                                                           Cmoproj
Fixed Income Research         A30OCT6P7-LASAL 30 Year 5.8                10:58:13 am October 10, 2003
cmoproj.609                                                             Marina Tukhin mtukhin@sleddog
                                                                                               Page 3
------------------------------------------------------------------------------------------------------


=============================================================================================================
  Bond       Balance       Coupon    Delay    Factor     Index      Value      Reset   Multiplier    Cap
-------------------------------------------------------------------------------------------------------------
   7A6    17,769,000.00   6.00000      24    1.000000              -1.0000      --         --         --
=============================================================================================================


===============================================================================
Floor   Current      Settle     Deal     WAC        WAM      Pricing   Duration
        Coupon        Date                                    Speed      @ Px
-------------------------------------------------------------------------------
 --     6.0000      10/30/03  30 year    6.16     357.00    200.0PSA     90:00
===============================================================================


=============================================================================
    Price         PSA            PSA           PSA           PSA          PSA
                    0            100           200           300          500
-----------------------------------------------------------------------------
    90:00       6.914          7.383         9.928        11.920       15.379
-----------------------------------------------------------------------------
 Avg Life      23.791         11.027         2.990         1.914        1.187
 Duration      11.721          7.600         2.581         1.696        1.056
First Pay        7/26          12/12         11/05          1/05         5/04
 Last Pay        8/28           9/16         10/07          3/06         3/07
=============================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

------------------------------------------------------------------------------------------------------
UBS                                                                                           Cmoproj
Fixed Income Research         A30OCT6P7-LASAL 30 Year 5.8                10:58:13 am October 10, 2003
cmoproj.609                                                             Marina Tukhin mtukhin@sleddog
                                                                                               Page 4
------------------------------------------------------------------------------------------------------


=============================================================================================================
  Bond       Balance       Coupon    Delay    Factor     Index      Value      Reset   Multiplier    Cap
-------------------------------------------------------------------------------------------------------------
   7A7    16,147,000.00   6.00000      24    1.000000              -1.0000      --         --         --
=============================================================================================================


==============================================================================
Floor  Current      Settle     Deal     WAC        WAM      Pricing   Duration
       Coupon        Date                                    Speed      @ Px
------------------------------------------------------------------------------
 --    6.0000      10/30/03  30 year    6.16     357.00    200.0PSA     90:00
==============================================================================


================================================================================
 Price         PSA            PSA           PSA           PSA            PSA
                 0            100           200           300            500
--------------------------------------------------------------------------------
    90:00       6.888          7.153         8.328        10.066         12.095
--------------------------------------------------------------------------------
 Avg Life      25.661         14.791         5.500         2.867          1.851
 Duration      12.079          9.193         4.419         2.494          1.648
First Pay        8/28           9/16         10/07          3/06           5/05
 Last Pay        4/30           7/20          4/11          3/07          11/05
================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

------------------------------------------------------------------------------------------------------
UBS                                                                                           Cmoproj
Fixed Income Research         A30OCT6P7-LASAL 30 Year 5.8                10:58:13 am October 10, 2003
cmoproj.609                                                             Marina Tukhin mtukhin@sleddog
                                                                                               Page 5
------------------------------------------------------------------------------------------------------


=============================================================================================================
  Bond       Balance       Coupon    Delay    Factor     Index      Value      Reset   Multiplier    Cap
-------------------------------------------------------------------------------------------------------------
   7A8    3,541,000.00    6.00000      24    1.000000              -1.0000      --         --         --
=============================================================================================================


================================================================================
Floor    Current      Settle     Deal     WAC        WAM      Pricing   Duration
         Coupon        Date                                    Speed      @ Px
--------------------------------------------------------------------------------
 --      6.0000      10/30/03  30 year    6.16     357.00    200.0PSA     90:00
================================================================================


==============================================================================
    Price         PSA          PSA           PSA           PSA            PSA
                    0          100           200           300            500
------------------------------------------------------------------------------
    90:00       6.876        7.060         7.729         9.403         11.279
------------------------------------------------------------------------------
 Avg Life      26.658       17.198         7.990         3.495          2.156
 Duration      12.254       10.036         6.023         2.995          1.910
First Pay        4/30         7/20          4/11          3/07          11/05
 Last Pay        8/30         6/21          3/12          6/07           1/06
==============================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

------------------------------------------------------------------------------------------------------
UBS                                                                                           Cmoproj
Fixed Income Research         A30OCT6P7-LASAL 30 Year 5.8                10:58:13 am October 10, 2003
cmoproj.609                                                             Marina Tukhin mtukhin@sleddog
                                                                                               Page 6
------------------------------------------------------------------------------------------------------


=============================================================================================================
  Bond       Balance       Coupon    Delay    Factor     Index      Value      Reset   Multiplier    Cap
-------------------------------------------------------------------------------------------------------------
   7A9    17,542,000.00   6.00000      24    1.000000              -1.0000      --         --         --
=============================================================================================================


================================================================================
Floor    Current      Settle     Deal     WAC        WAM      Pricing   Duration
         Coupon        Date                                    Speed      @ Px
--------------------------------------------------------------------------------
 --      6.0000      10/30/03  30 year    6.16     357.00    200.0PSA     90:00
================================================================================


===============================================================================
 Price           PSA            PSA           PSA           PSA            PSA
                   0            100           200           300            500
-------------------------------------------------------------------------------
 90:00         6.865          6.982         7.397         8.777         10.665
-------------------------------------------------------------------------------
 Avg Life     27.647         20.200        10.900         4.430          2.465
 Duration     12.413         10.874         7.515         3.689          2.167
First Pay       8/30           6/21          3/12          6/07           1/06
 Last Pay       3/32          10/26          8/17          4/09           7/06
===============================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

------------------------------------------------------------------------------------------------------
UBS                                                                                           Cmoproj
Fixed Income Research         A30OCT6P7-LASAL 30 Year 5.8                10:58:13 am October 10, 2003
cmoproj.609                                                             Marina Tukhin mtukhin@sleddog
                                                                                               Page 7
------------------------------------------------------------------------------------------------------


=============================================================================================================
  Bond       Balance       Coupon    Delay    Factor     Index      Value      Reset   Multiplier    Cap
-------------------------------------------------------------------------------------------------------------
  7A10    16,001,000.00   6.00000      24    1.000000              -1.0000      --         --         --
=============================================================================================================


================================================================================
Floor    Current      Settle     Deal     WAC        WAM      Pricing   Duration
         Coupon        Date                                    Speed      @ Px
--------------------------------------------------------------------------------
 --      6.0000      10/30/03  30 year    6.16     357.00    200.0PSA     90:00
================================================================================


================================================================================
    Price           PSA            PSA           PSA           PSA          PSA
                      0            100           200           300          500
--------------------------------------------------------------------------------
    90:00         6.850          6.883         7.021         7.559        9.842
--------------------------------------------------------------------------------
 Avg Life        29.117         26.157        19.056         9.754        3.051
 Duration        12.632         12.143        10.422         6.659        2.644
First Pay          3/32          10/26          8/17          4/09         7/06
 Last Pay          7/33           7/33          7/33          7/33         3/07
================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

------------------------------------------------------------------------------------------------------
UBS                                                                                           Cmoproj
Fixed Income Research         A30OCT6P7-LASAL 30 Year 5.8                10:58:13 am October 10, 2003
cmoproj.609                                                             Marina Tukhin mtukhin@sleddog
                                                                                               Page 8
------------------------------------------------------------------------------------------------------


=============================================================================================================
  Bond       Balance       Coupon    Delay    Factor     Index      Value      Reset   Multiplier    Cap
-------------------------------------------------------------------------------------------------------------
   CPO    4,339,625.00    0.00000      24    1.000000              -1.0000      --         --         --
=============================================================================================================


================================================================================
Floor     Current     Settle     Deal     WAC        WAM      Pricing   Duration
          Coupon       Date                                    Speed      @ Px
--------------------------------------------------------------------------------
 --       6.0000     10/30/03  30 year    6.16     357.00    200.0PSA     90:00
================================================================================


================================================================================
    Price         PSA            PSA           PSA           PSA            PSA
                    0            100           200           300            500
--------------------------------------------------------------------------------
    90:00       0.398          0.594         1.153         2.376          5.056
--------------------------------------------------------------------------------
 Avg Life      26.513         17.867         9.385         4.598          2.122
 Duration      26.444         17.622         8.890         4.281          2.046
First Pay        7/26          12/12         11/05          1/05           5/04
 Last Pay        7/33           7/33          7/33          7/33           3/07
================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

------------------------------------------------------------------------------------------------------
UBS                                                                                           Cmoproj
Fixed Income Research         A30OCT6P7-LASAL 30 Year 5.8                10:58:13 am October 10, 2003
cmoproj.609                                                             Marina Tukhin mtukhin@sleddog
                                                                                               Page 9
------------------------------------------------------------------------------------------------------


=============================================================================================================
  Bond       Balance       Coupon    Delay    Factor     Index      Value      Reset   Multiplier    Cap
-------------------------------------------------------------------------------------------------------------
   NAS    30,000,000.00   5.75000      24    1.000000              -1.0000      --         --         --
=============================================================================================================

================================================================================
Floor    Current      Settle     Deal     WAC        WAM      Pricing   Duration
         Coupon        Date                                    Speed      @ Px
--------------------------------------------------------------------------------
 --      5.7500      10/30/03  30 year    6.16     357.00    200.0PSA     90:00
================================================================================


=============================================================================
    Price        PSA          PSA           PSA           PSA            PSA
                   0          100           200           300            500
-----------------------------------------------------------------------------
    90:00      6.739        6.915         7.057         7.170          7.432
-----------------------------------------------------------------------------
 Avg Life     20.425       15.335        12.542        10.888          8.363
 Duration     10.686        8.988         7.981         7.331          6.165
First Pay      11/08        11/08         11/08         11/08          11/08
 Last Pay       7/33         7/33          7/33          7/33           7/33
=============================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

------------------------------------------------------------------------------------------------------
UBS                                                                                           Cmoproj
Fixed Income Research         A30OCT6P7-LASAL 30 Year 5.8                10:58:13 am October 10, 2003
cmoproj.609                                                             Marina Tukhin mtukhin@sleddog
                                                                                              Page 10
------------------------------------------------------------------------------------------------------


=============================================================================================================
  Bond       Balance       Coupon    Delay    Factor     Index      Value      Reset   Multiplier    Cap
-------------------------------------------------------------------------------------------------------------
   SUB    18,000,000.00   5.75000      24    1.000000              -1.0000      --         --         --
=============================================================================================================

================================================================================
Floor    Current      Settle     Deal     WAC        WAM      Pricing   Duration
         Coupon        Date                                    Speed      @ Px
--------------------------------------------------------------------------------
 --      5.7500      10/30/03  30 year    6.16     357.00    200.0PSA     90:00
================================================================================


===============================================================================
    Price        PSA            PSA           PSA           PSA            PSA
                   0            100           200           300            500
-------------------------------------------------------------------------------
    90:00      6.796          6.979         7.125         7.241          7.412
-------------------------------------------------------------------------------
 Avg Life     19.201         14.462        11.861        10.321          8.654
 Duration     10.030          8.468         7.543         6.946          6.221
First Pay      11/03          11/03         11/03         11/03          11/03
 Last Pay       7/33           7/33          7/33          7/33           7/33
===============================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

TABLES REPORT
A30OCT6P7-LASAL    Bond Name:  PX

         Date                      PX           PX            PX            PX            PX
                                    0          100           200           300           500
10/25/2003                        100          100           100           100           100
10/25/2004                         98           94            91            87            86
10/25/2005                         95           84            73            72            72
10/25/2006                         93           71            60            60            60
10/25/2007                         90           58            48            48            37
10/25/2008                         87           46            37            37            16
10/25/2009                         84           36            27            27             5
10/25/2010                         81           26            19            19             0
10/25/2011                         78           18            13            13             0
10/25/2012                         75           11            10            10             0
10/25/2013                         71            8             8             8             0
10/25/2014                         67            6             6             6             0
10/25/2015                         63            5             5             5             0
10/25/2016                         59            4             4             4             0
10/25/2017                         54            3             3             3             0
10/25/2018                         50            3             3             3             0
10/25/2019                         44            2             2             2             0
10/25/2020                         39            2             2             2             0
10/25/2021                         33            1             1             1             0
10/25/2022                         27            1             1             1             0
10/25/2023                         20            1             1             1             0
10/25/2024                         13            1             1             1             0
10/25/2025                          6            *             *             *             0
10/25/2026                          *            *             *             *             0
10/25/2027                          *            *             *             *             0
10/25/2028                          *            *             *             *             0
10/25/2029                          *            *             *             *             0
10/25/2030                          *            *             *             *             0
10/25/2031                          *            *             *             *             0
10/25/2032                          *            *             *             *             0
10/25/2033                          0            0             0             0             0
10/25/2034                          0            0             0             0             0
10/25/2035                          0            0             0             0             0
10/25/2036                          0            0             0             0             0
10/25/2037                          0            0             0             0             0
10/25/2038                          0            0             0             0             0
10/25/2039                          0            0             0             0             0
10/25/2040                          0            0             0             0             0
10/25/2041                          0            0             0             0             0
10/25/2042                          0            0             0             0             0
10/25/2043                          0            0             0             0             0

Average Life(Years)             13.80         5.33          4.67          4.62          3.28
Average Life(Years)     13.8014388283 5.3338193527  4.6706162705  4.6230967465  3.2767785556


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

TABLES REPORT
A30OCT6P7-LASAL    Bond Name:  C600

         Date                    C600          C600          C600          C600          C600
                                    0           100           200           300           500
10/25/2003                        100           100           100           100           100
10/25/2004                        100           100           100           100            93
10/25/2005                        100           100           100            85            56
10/25/2006                        100           100            87            60            12
10/25/2007                        100           100            75            40             0
10/25/2008                        100           100            66            27             0
10/25/2009                        100           100            59            19             0
10/25/2010                        100           100            55            16             0
10/25/2011                        100           100            50            12             0
10/25/2012                        100           100            44            10             0
10/25/2013                        100            94            39             8             0
10/25/2014                        100            87            34             6             0
10/25/2015                        100            81            29             5             0
10/25/2016                        100            74            25             4             0
10/25/2017                        100            68            22             3             0
10/25/2018                        100            62            19             3             0
10/25/2019                        100            56            16             2             0
10/25/2020                        100            51            14             2             0
10/25/2021                        100            45            11             1             0
10/25/2022                        100            40            10             1             0
10/25/2023                        100            35             8             1             0
10/25/2024                        100            31             6             1             0
10/25/2025                        100            26             5             *             0
10/25/2026                         97            22             4             *             0
10/25/2027                         85            18             3             *             0
10/25/2028                         72            15             2             *             0
10/25/2029                         59            11             2             *             0
10/25/2030                         44             8             1             *             0
10/25/2031                         29             5             1             *             0
10/25/2032                         13             2             *             *             0
10/25/2033                          0             0             0             0             0
10/25/2034                          0             0             0             0             0
10/25/2035                          0             0             0             0             0
10/25/2036                          0             0             0             0             0
10/25/2037                          0             0             0             0             0
10/25/2038                          0             0             0             0             0
10/25/2039                          0             0             0             0             0
10/25/2040                          0             0             0             0             0
10/25/2041                          0             0             0             0             0
10/25/2042                          0             0             0             0             0
10/25/2043                          0             0             0             0             0

Average Life(Years)             26.51         17.87          9.39          4.60          2.12
Average Life(Years)     26.5125216711 17.8670278480  9.3851040244  4.5982121044  2.1224756730



The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

TABLES REPORT
A30OCT6P7-LASAL    Bond Name:  7A6

         Date                     7A6           7A6           7A6           7A6           7A6
                                    0           100           200           300           500
10/25/2003                        100           100           100           100           100
10/25/2004                        100           100           100           100            71
10/25/2005                        100           100           100            42             0
10/25/2006                        100           100            46             0             0
10/25/2007                        100           100             0             0             0
10/25/2008                        100           100             0             0             0
10/25/2009                        100           100             0             0             0
10/25/2010                        100           100             0             0             0
10/25/2011                        100           100             0             0             0
10/25/2012                        100           100             0             0             0
10/25/2013                        100            77             0             0             0
10/25/2014                        100            50             0             0             0
10/25/2015                        100            23             0             0             0
10/25/2016                        100             0             0             0             0
10/25/2017                        100             0             0             0             0
10/25/2018                        100             0             0             0             0
10/25/2019                        100             0             0             0             0
10/25/2020                        100             0             0             0             0
10/25/2021                        100             0             0             0             0
10/25/2022                        100             0             0             0             0
10/25/2023                        100             0             0             0             0
10/25/2024                        100             0             0             0             0
10/25/2025                        100             0             0             0             0
10/25/2026                         86             0             0             0             0
10/25/2027                         39             0             0             0             0
10/25/2028                          0             0             0             0             0
10/25/2029                          0             0             0             0             0
10/25/2030                          0             0             0             0             0
10/25/2031                          0             0             0             0             0
10/25/2032                          0             0             0             0             0
10/25/2033                          0             0             0             0             0
10/25/2034                          0             0             0             0             0
10/25/2035                          0             0             0             0             0
10/25/2036                          0             0             0             0             0
10/25/2037                          0             0             0             0             0
10/25/2038                          0             0             0             0             0
10/25/2039                          0             0             0             0             0
10/25/2040                          0             0             0             0             0
10/25/2041                          0             0             0             0             0
10/25/2042                          0             0             0             0             0
10/25/2043                          0             0             0             0             0

Average Life(Years)             23.79         11.03          2.99          1.91          1.19
Average Life(Years)     23.7911245301 11.0267781523  2.9899637290  1.9139983510  1.1871955384



The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

TABLES REPORT
A30OCT6P7-LASAL    Bond Name:  7A7

         Date                     7A7           7A7           7A7           7A7           7A7
                                    0           100           200           300           500
10/25/2003                        100           100           100           100           100
10/25/2004                        100           100           100           100           100
10/25/2005                        100           100           100           100            16
10/25/2006                        100           100           100            32             0
10/25/2007                        100           100            99             0             0
10/25/2008                        100           100            59             0             0
10/25/2009                        100           100            32             0             0
10/25/2010                        100           100            12             0             0
10/25/2011                        100           100             0             0             0
10/25/2012                        100           100             0             0             0
10/25/2013                        100           100             0             0             0
10/25/2014                        100           100             0             0             0
10/25/2015                        100           100             0             0             0
10/25/2016                        100            97             0             0             0
10/25/2017                        100            70             0             0             0
10/25/2018                        100            43             0             0             0
10/25/2019                        100            18             0             0             0
10/25/2020                        100             0             0             0             0
10/25/2021                        100             0             0             0             0
10/25/2022                        100             0             0             0             0
10/25/2023                        100             0             0             0             0
10/25/2024                        100             0             0             0             0
10/25/2025                        100             0             0             0             0
10/25/2026                        100             0             0             0             0
10/25/2027                        100             0             0             0             0
10/25/2028                         87             0             0             0             0
10/25/2029                         28             0             0             0             0
10/25/2030                          0             0             0             0             0
10/25/2031                          0             0             0             0             0
10/25/2032                          0             0             0             0             0
10/25/2033                          0             0             0             0             0
10/25/2034                          0             0             0             0             0
10/25/2035                          0             0             0             0             0
10/25/2036                          0             0             0             0             0
10/25/2037                          0             0             0             0             0
10/25/2038                          0             0             0             0             0
10/25/2039                          0             0             0             0             0
10/25/2040                          0             0             0             0             0
10/25/2041                          0             0             0             0             0
10/25/2042                          0             0             0             0             0
10/25/2043                          0             0             0             0             0

Average Life(Years)             25.66         14.79          5.50          2.87          1.85
Average Life(Years)     25.6611165815 14.7911603825  5.4997284917  2.8673065028  1.8514087331



The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

TABLES REPORT
A30OCT6P7-LASAL    Bond Name:  7A8

         Date                     7A8           7A8           7A8           7A8           7A8
                                    0           100           200           300           500
10/25/2003                        100           100           100           100           100
10/25/2004                        100           100           100           100           100
10/25/2005                        100           100           100           100           100
10/25/2006                        100           100           100           100             0
10/25/2007                        100           100           100             0             0
10/25/2008                        100           100           100             0             0
10/25/2009                        100           100           100             0             0
10/25/2010                        100           100           100             0             0
10/25/2011                        100           100            47             0             0
10/25/2012                        100           100             0             0             0
10/25/2013                        100           100             0             0             0
10/25/2014                        100           100             0             0             0
10/25/2015                        100           100             0             0             0
10/25/2016                        100           100             0             0             0
10/25/2017                        100           100             0             0             0
10/25/2018                        100           100             0             0             0
10/25/2019                        100           100             0             0             0
10/25/2020                        100            68             0             0             0
10/25/2021                        100             0             0             0             0
10/25/2022                        100             0             0             0             0
10/25/2023                        100             0             0             0             0
10/25/2024                        100             0             0             0             0
10/25/2025                        100             0             0             0             0
10/25/2026                        100             0             0             0             0
10/25/2027                        100             0             0             0             0
10/25/2028                        100             0             0             0             0
10/25/2029                        100             0             0             0             0
10/25/2030                          0             0             0             0             0
10/25/2031                          0             0             0             0             0
10/25/2032                          0             0             0             0             0
10/25/2033                          0             0             0             0             0
10/25/2034                          0             0             0             0             0
10/25/2035                          0             0             0             0             0
10/25/2036                          0             0             0             0             0
10/25/2037                          0             0             0             0             0
10/25/2038                          0             0             0             0             0
10/25/2039                          0             0             0             0             0
10/25/2040                          0             0             0             0             0
10/25/2041                          0             0             0             0             0
10/25/2042                          0             0             0             0             0
10/25/2043                          0             0             0             0             0

Average Life(Years)             26.66         17.20          7.99          3.49          2.16
Average Life(Years)     26.6579518563 17.1979269998  7.9896257025  3.4946894601  2.1562069074



The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

TABLES REPORT
A30OCT6P7-LASAL    Bond Name:  7A9

         Date                     7A9           7A9            7A9           7A9           7A9
                                    0           100            200           300           500
10/25/2003                        100           100            100           100           100
10/25/2004                        100           100            100           100           100
10/25/2005                        100           100            100           100           100
10/25/2006                        100           100            100           100             0
10/25/2007                        100           100            100            71             0
10/25/2008                        100           100            100            17             0
10/25/2009                        100           100            100             0             0
10/25/2010                        100           100            100             0             0
10/25/2011                        100           100            100             0             0
10/25/2012                        100           100             87             0             0
10/25/2013                        100           100             65             0             0
10/25/2014                        100           100             45             0             0
10/25/2015                        100           100             28             0             0
10/25/2016                        100           100             12             0             0
10/25/2017                        100           100              0             0             0
10/25/2018                        100           100              0             0             0
10/25/2019                        100           100              0             0             0
10/25/2020                        100           100              0             0             0
10/25/2021                        100            92              0             0             0
10/25/2022                        100            72              0             0             0
10/25/2023                        100            52              0             0             0
10/25/2024                        100            34              0             0             0
10/25/2025                        100            16              0             0             0
10/25/2026                        100             0              0             0             0
10/25/2027                        100             0              0             0             0
10/25/2028                        100             0              0             0             0
10/25/2029                        100             0              0             0             0
10/25/2030                         88             0              0             0             0
10/25/2031                         27             0              0             0             0
10/25/2032                          0             0              0             0             0
10/25/2033                          0             0              0             0             0
10/25/2034                          0             0              0             0             0
10/25/2035                          0             0              0             0             0
10/25/2036                          0             0              0             0             0
10/25/2037                          0             0              0             0             0
10/25/2038                          0             0              0             0             0
10/25/2039                          0             0              0             0             0
10/25/2040                          0             0              0             0             0
10/25/2041                          0             0              0             0             0
10/25/2042                          0             0              0             0             0
10/25/2043                          0             0              0             0             0

Average Life(Years)             27.65         20.20          10.90          4.43          2.47
Average Life(Years)     27.6474946845 20.2003723421  10.8995528555  4.4303468398  2.4652053479



The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

TABLES REPORT
A30OCT6P7-LASAL    Bond Name:  7A10

         Date                    7A10          7A10           7A10          7A10          7A10
                                    0           100            200           300           500
10/25/2003                        100           100            100           100           100
10/25/2004                        100           100            100           100           100
10/25/2005                        100           100            100           100           100
10/25/2006                        100           100            100           100            52
10/25/2007                        100           100            100           100             0
10/25/2008                        100           100            100           100             0
10/25/2009                        100           100            100            86             0
10/25/2010                        100           100            100            69             0
10/25/2011                        100           100            100            55             0
10/25/2012                        100           100            100            44             0
10/25/2013                        100           100            100            36             0
10/25/2014                        100           100            100            28             0
10/25/2015                        100           100            100            23             0
10/25/2016                        100           100            100            18             0
10/25/2017                        100           100             97            14             0
10/25/2018                        100           100             83            11             0
10/25/2019                        100           100             71             9             0
10/25/2020                        100           100             60             7             0
10/25/2021                        100           100             51             5             0
10/25/2022                        100           100             42             4             0
10/25/2023                        100           100             35             3             0
10/25/2024                        100           100             29             2             0
10/25/2025                        100           100             23             2             0
10/25/2026                        100            99             18             1             0
10/25/2027                        100            82             14             1             0
10/25/2028                        100            66             11             1             0
10/25/2029                        100            50              8             *             0
10/25/2030                        100            36              5             *             0
10/25/2031                        100            22              3             *             0
10/25/2032                         57             9              1             *             0
10/25/2033                          0             0              0             0             0
10/25/2034                          0             0              0             0             0
10/25/2035                          0             0              0             0             0
10/25/2036                          0             0              0             0             0
10/25/2037                          0             0              0             0             0
10/25/2038                          0             0              0             0             0
10/25/2039                          0             0              0             0             0
10/25/2040                          0             0              0             0             0
10/25/2041                          0             0              0             0             0
10/25/2042                          0             0              0             0             0
10/25/2043                          0             0              0             0             0

Average Life(Years)             29.12         26.16          19.06          9.75          3.05
Average Life(Years)     29.1173263018 26.1570213355  19.0562079539  9.7539519388  3.0514366338



The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

TABLES REPORT
A30OCT6P7-LASAL    Bond Name:  CP0

         Date                     CP0           CP0            CP0           CP0           CP0
                                    0           100            200           300           500
10/25/2003                        100           100            100           100           100
10/25/2004                        100           100            100           100            93
10/25/2005                        100           100            100            85            56
10/25/2006                        100           100             87            60            12
10/25/2007                        100           100             75            40             0
10/25/2008                        100           100             66            27             0
10/25/2009                        100           100             59            19             0
10/25/2010                        100           100             55            16             0
10/25/2011                        100           100             50            12             0
10/25/2012                        100           100             44            10             0
10/25/2013                        100            94             39             8             0
10/25/2014                        100            87             34             6             0
10/25/2015                        100            81             29             5             0
10/25/2016                        100            74             25             4             0
10/25/2017                        100            68             22             3             0
10/25/2018                        100            62             19             3             0
10/25/2019                        100            56             16             2             0
10/25/2020                        100            51             14             2             0
10/25/2021                        100            45             11             1             0
10/25/2022                        100            40             10             1             0
10/25/2023                        100            35              8             1             0
10/25/2024                        100            31              6             1             0
10/25/2025                        100            26              5             *             0
10/25/2026                         97            22              4             *             0
10/25/2027                         85            18              3             *             0
10/25/2028                         72            15              2             *             0
10/25/2029                         59            11              2             *             0
10/25/2030                         44             8              1             *             0
10/25/2031                         29             5              1             *             0
10/25/2032                         13             2              *             *             0
10/25/2033                          0             0              0             0             0
10/25/2034                          0             0              0             0             0
10/25/2035                          0             0              0             0             0
10/25/2036                          0             0              0             0             0
10/25/2037                          0             0              0             0             0
10/25/2038                          0             0              0             0             0
10/25/2039                          0             0              0             0             0
10/25/2040                          0             0              0             0             0
10/25/2041                          0             0              0             0             0
10/25/2042                          0             0              0             0             0
10/25/2043                          0             0              0             0             0

Average Life(Years)             26.51         17.87           9.39          4.60          2.12
Average Life(Years)     26.5125216711 17.8670278480   9.3851040244  4.5982121044  2.1224756730



The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

TABLES REPORT
A300CT6P7-LASAL     Bond Name: NAS

   Date                             NAS                    NAS                    NAS                    NAS                    NAS
                                      0                    100                    200                    300                    500

10/25/2003                          100                    100                    100                    100                    100
10/25/2004                          100                    100                    100                    100                    100
10/25/2005                          100                    100                    100                    100                    100
10/25/2006                          100                    100                    100                    100                    100
10/25/2007                          100                    100                    100                    100                    100
10/25/2008                          100                    100                    100                    100                    100
10/25/2009                           98                     96                     95                     93                     88
10/25/2010                           96                     92                     88                     84                     68
10/25/2011                           94                     87                     80                     73                     42
10/25/2012                           92                     81                     71                     61                     27
10/25/2013                           90                     74                     61                     49                     19
10/25/2014                           88                     68                     52                     39                     13
10/25/2015                           85                     62                     44                     31                      9
10/25/2016                           82                     56                     38                     25                      6
10/25/2017                           79                     51                     32                     19                      4
10/25/2018                           76                     46                     27                     15                      3
10/25/2019                           73                     42                     23                     12                      2
10/25/2020                           70                     37                     19                      9                      1
10/25/2021                           66                     33                     16                      7                      1
10/25/2022                           62                     29                     13                      6                      1
10/25/2023                           58                     26                     11                      4                      *
10/25/2024                           53                     22                      9                      3                      *
10/25/2025                           48                     19                      7                      2                      *
10/25/2026                           43                     16                      6                      2                      *
10/25/2027                           38                     13                      4                      1                      *
10/25/2028                           32                     11                      3                      1                      *
10/25/2029                           26                      8                      2                      1                      *
10/25/2030                           20                      6                      2                      *                      *
10/25/2031                           13                      4                      1                      *                      *
10/25/2032                            6                      1                      *                      *                      *
10/25/2033                            0                      0                      0                      0                      0
10/25/2034                            0                      0                      0                      0                      0
10/25/2035                            0                      0                      0                      0                      0
10/25/2036                            0                      0                      0                      0                      0
10/25/2037                            0                      0                      0                      0                      0
10/25/2038                            0                      0                      0                      0                      0
10/25/2039                            0                      0                      0                      0                      0
10/25/2040                            0                      0                      0                      0                      0
10/25/2041                            0                      0                      0                      0                      0
10/25/2042                            0                      0                      0                      0                      0
10/25/2043                            0                      0                      0                      0                      0

Average Life(Years)               20.42                  15.34                  12.54                  10.89                   8.36
Average Life(Years)       20.4245934742          15.3354258210          12.5417371924          10.8877241267           8.3629197978


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

TABLES REPORT
A300CT6P7-LASAL     Bond Name: SUB

   Date                             SUB                    SUB                    SUB                    SUB                    SUB
                                      0                    100                    200                    300                    500

10/25/2003                          100                    100                    100                    100                    100
10/25/2004                           99                     99                     99                     99                     99
10/25/2005                           97                     97                     97                     97                     97
10/25/2006                           96                     96                     96                     96                     96
10/25/2007                           95                     95                     95                     95                     95
10/25/2008                           93                     93                     93                     93                     93
10/25/2009                           91                     90                     88                     86                     82
10/25/2010                           90                     86                     82                     78                     70
10/25/2011                           88                     81                     74                     68                     55
10/25/2012                           86                     75                     66                     57                     41
10/25/2013                           84                     69                     56                     45                     28
10/25/2014                           82                     63                     48                     36                     19
10/25/2015                           79                     58                     41                     29                     13
10/25/2016                           77                     53                     35                     23                      9
10/25/2017                           74                     48                     30                     18                      6
10/25/2018                           71                     43                     25                     14                      4
10/25/2019                           68                     39                     21                     11                      3
10/25/2020                           65                     35                     18                      9                      2
10/25/2021                           61                     31                     15                      7                      1
10/25/2022                           58                     27                     12                      5                      1
10/25/2023                           54                     24                     10                      4                      1
10/25/2024                           50                     21                      8                      3                      *
10/25/2025                           45                     18                      7                      2                      *
10/25/2026                           40                     15                      5                      2                      *
10/25/2027                           35                     12                      4                      1                      *
10/25/2028                           30                     10                      3                      1                      *
10/25/2029                           25                      8                      2                      1                      *
10/25/2030                           19                      5                      1                      *                      *
10/25/2031                           12                      3                      1                      *                      *
10/25/2032                            5                      1                      *                      *                      *
10/25/2033                            0                      0                      0                      0                      0
10/25/2034                            0                      0                      0                      0                      0
10/25/2035                            0                      0                      0                      0                      0
10/25/2036                            0                      0                      0                      0                      0
10/25/2037                            0                      0                      0                      0                      0
10/25/2038                            0                      0                      0                      0                      0
10/25/2039                            0                      0                      0                      0                      0
10/25/2040                            0                      0                      0                      0                      0
10/25/2041                            0                      0                      0                      0                      0
10/25/2042                            0                      0                      0                      0                      0
10/25/2043                            0                      0                      0                      0                      0

Average Life(Years)               19.20                  14.46                  11.86                  10.32                   8.65
Average Life(Years)       19.2006112700          14.4619998740          11.8607484172          10.3206684481           8.6539773701


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

        A30OCT6P7-LASAL 30 year 5.8's      Date:10/16/2003   12:04:00

====================================================================================================================================
UBS Investment Bank        CMO Structuring Desk: 212-713-3199 Fax: 212-713-3890    Pac Bonds:  I:  6-  18  11:   9-    111:  0-    0
Closing Date:  10/30/2003  WHOLE  30 year  Pricing Speed: 200 PSA                  Pac1 % 49.28  Indices:  1HL  1.120
First Pay:  11/25/2003     WAC:6.16  WAM:357.00
====================================================================================================================================
Tranche                Coupon    Payment     Aver. Dur  Tx  Spread Yield  Price             Description                   Day  Deal%
 Name      Bal (MM)              Window      Life       Yr   bp             %                                             Del
------------------------------------------------------------------------------------------------------------------------------------
PX      147,849,000   5.75000  11/03- 7/33   4.67       -2                     "Pac Bank:  6 to 18 CPR                    24   49.28
C600     28,811,375   6.00000  11/05- 7/33   9.39       10                                                                24    9.60
7A17     14,406,000   6.00000  11/05-10/07   2.99        2                                                                24    4.80
7A11      2,603,613   2.62000  11/05-10/07   2.99        2                     " 1ML + 1.500000 cap: 7.750000             0     0.87
7A12        694,297   18.30000 11/05-10/07   2.99        2                     "  22.500 +   -3.750 * 1ML cap: 28.125     0     0.23
7A13         65,090   10.00000 11/05-10/07   2.99        2                     " 250.000 +  -40.000 * 1ML cap: 10.000     0     0.02
7A18     13,467,000   6.00000  10/07- 4/11   5.50        5                                                                24    4.49
7A14      2,074,839   2.62000  10/07- 4/11   5.50        5                     " 1ML + 1.500000 cap: 7.750000             0     0.69
7A15        553,290   18.30000 10/07- 4/11   5.50        5                     "  22.500 +   -3.750 * 1ML cap: 28.125     0     0.18
7A16         51,871   10.00000 10/07- 4/11   5.50        5                     " 250.000 +  -40.000 * 1ML cap: 10.000     0     0.02
7A8       3,541,000   6.00000   4/11- 3/12   7.99        7                                                                24    1.18
7A9      17,542,000   6.00000   3/12- 8/17  10.90       10                                                                24    5.85
7A10     16,001,000   6.00000   8/17- 7/33  19.06       30                                                                24    5.33
CP0       4,339,625   0.00000  11/05- 7/33   9.39       -2                                                                24    1.45
NAS      30,000,000   5.75000  11/08- 7/33  12.54       10                                                                24   10.00
SUB      18,000,000   5.75000  11/03- 7/33  11.86       10                                                                24    6.00

1.   Pay NAS, until reduced to NAS Principal Distribution Amount.

2.   Pay PX, until reduced to its Planned Principal Amount.

3. Pay 27.6630805273% of the Senior Principal Distribution Amount to C600, until retired.

4. Pay 68.1702528060% of the Senior Principal Distribution Amount in the following order of priority:

       4.a Pay 7A17, 7A11, 7A12 and 7A13 pro-rata, until retired.

       4.b Pay 7A18, 7A14, 7A15 and 7A16 pro-rata, until retired.

       4.c Pay 7A8, 7A9 and 7A10 in the order, until retired.

5. Pay 4.1666666667% of the Senior Principal Distributioin Amount to CPO, until retired.

6.   Pay bonds as in step 2 without regards to their Planned Principal Amount.

7.   Pay NAS, until retired.

The SUB will follow regular shifting interest rules.

The NAS Principal Distribution Amount will be equal to the sum of the NAS percent of the scheduled principal amount and

The NAS percent times the NAS prepay shift of the unscheduled pricnipal amount without taking into account the Senior prepayment percent.

The NAS percent will be zero for the first five yers and thereafter will be equal to the NAS balance divided by the total balance of all Certificates.

The NAS prepay shift percent will be zero for the first 5 years and will be 30%, 40%, 60%, 80% and 100% for each year thereafter.

-------------------------------------------------------------------------------------
Tot:     16   300,000,000       5.75000         7.53      2.03    -727.6372     26.47
=====================================================================================

                             Collateral
Type        Balance         Coupon     Prepay    WAM     Age       WAC
WHOLE     300,000,000       5.750      PSA  200  357     2        6.160


# 1       300,000,000       5.750                357.0   2.0


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS         A30OCT6P7-LASAL 30 Year  5.8            12:04:44 pm October 16, 2003
Fixed Income Research                              Marina Tukhin mtukhin@sleddog
cmoproj.610                                                               Page 1
--------------------------------------------------------------------------------

========================================================================================================
  Bond       Balance       Coupon    Delay    Factor     Index      Value      Reset   Multiplier    Cap
--------------------------------------------------------------------------------------------------------
   PX    147,849,000.00   5.75000     24     1.000000              -1.0000      --         --        --
========================================================================================================


===================================================================================
 Floor      Current      Settle     Deal     WAC        WAM      Pricing   Duration
            Coupon        Date                                    Speed      @ Px
-----------------------------------------------------------------------------------
  --        5.7500      10/30/03  30 year    6.16     357.00    200.0PSA     90:00
===================================================================================

Pac band: 6 to 18 CPR

=======================================================================================
        Price            PSA            PSA           PSA           PSA            PSA
                            0            100           200           500            700
---------------------------------------------------------------------------------------
         90:00          7.011          8.293         8.650         9.475         10.297
---------------------------------------------------------------------------------------
       Avg Life        13.801          5.334         4.671         3.277          2.591
       Duration         8.234          3.953         3.427         2.689          2.202
       First Pay        11/03          11/03         11/03         11/03          11/03
       Last Pay          7/33           7/33          7/33          7/10           4/08
=======================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS         A30OCT6P7-LASAL 30 Year  5.8            12:04:44 pm October 16, 2003
Fixed Income Research                              Marina Tukhin mtukhin@sleddog
cmoproj.610                                                               Page 2
--------------------------------------------------------------------------------

========================================================================================================
  Bond       Balance      Coupon     Delay    Factor     Index      Value      Reset   Multiplier    Cap
--------------------------------------------------------------------------------------------------------
  C600    28,811,375.00   6.00000     24     1.000000              -1.0000      --         --        --
========================================================================================================


===================================================================================
 Floor      Current      Settle     Deal     WAC        WAM      Pricing   Duration
            Coupon        Date                                    Speed      @ Px
-----------------------------------------------------------------------------------
  --        6.0000      10/30/03  30 year    6.16     357.00    200.0PSA     90:00
===================================================================================


=======================================================================================
        Price            PSA            PSA           PSA          PSA            PSA
                            0            100           200           500            700
---------------------------------------------------------------------------------------
         90:00          6.879          7.074         7.713        11.423         13.026
---------------------------------------------------------------------------------------
       Avg Life        26.513         17.867         9.385         2.122          1.612
       Duration        12.203          9.860         5.951         1.847          1.416
       First Pay         7/26          12/12         11/05          5/04           2/04
       Last Pay          7/33           7/33          7/33          3/07           4/06
=======================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS         A30OCT6P7-LASAL 30 Year  5.8            12:04:44 pm October 16, 2003
Fixed Income Research                              Marina Tukhin mtukhin@sleddog
cmoproj.610                                                               Page 3
--------------------------------------------------------------------------------

========================================================================================================
  Bond       Balance      Coupon     Delay    Factor     Index      Value      Reset   Multiplier    Cap
--------------------------------------------------------------------------------------------------------
  7A17    14,406,000.00   6.00000     24     1.000000              -1.0000      --         --        --
========================================================================================================


===================================================================================
 Floor      Current      Settle     Deal     WAC        WAM      Pricing   Duration
            Coupon        Date                                    Speed      @ Px
-----------------------------------------------------------------------------------
  --        6.0000      10/30/03  30 year    6.16     357.00    200.0PSA     90:00
===================================================================================


=======================================================================================
        Price            PSA            PSA           PSA          PSA            PSA
                            0            100           200           500            700
---------------------------------------------------------------------------------------
         90:00          6.914          7.383         9.928        15.379         18.776
---------------------------------------------------------------------------------------
       Avg Life        23.791         11.027         2.990         1.187          0.869
       Duration        11.721          7.600         2.581         1.056          0.767
       First Pay         7/26          12/12         11/05          5/04           2/04
       Last Pay          8/28           9/16         10/07          5/05           1/05
=======================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS         A30OCT6P7-LASAL 30 Year  5.8            12:04:44 pm October 16, 2003
Fixed Income Research                              Marina Tukhin mtukhin@sleddog
cmoproj.610                                                               Page 4
--------------------------------------------------------------------------------

=========================================================================================================
  Bond       Balance      Coupon     Delay    Factor     Index      Value      Reset   Multiplier   Cap
---------------------------------------------------------------------------------------------------------
  7A11     2,603,613.00   2.62000      0     1.000000     1ML      1.1200     1.50000   1.00000   7.75000
=========================================================================================================


========================================================================================
 Floor      Current      Settle       Deal       WAC       WAM      Pricing     Duration
            Coupon        Date                                       Speed        @ Px
----------------------------------------------------------------------------------------
 1.50000    2.6200      10/30/03   1ML30 year    6.16     357.00    200.0PSA     90:00
========================================================================================

1ML + 1.500000 cap: 7.750000

=======================================================================================
        Price            PSA            PSA           PSA          PSA            PSA
                            0            100           200           500            700
---------------------------------------------------------------------------------------
         90:00          3.244          3.758         6.393        12.002         15.496
---------------------------------------------------------------------------------------
       Avg Life        23.791         11.027         2.990         1.187          0.869
       Duration        17.049          9.290         2.768         1.096          0.791
       First Pay         7/26          12/12         11/05          5/04           2/04
       Last Pay          8/28           9/16         10/07          5/05           1/05
=======================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS         A30OCT6P7-LASAL 30 Year  5.8            12:04:44 pm October 16, 2003
Fixed Income Research                              Marina Tukhin mtukhin@sleddog
cmoproj.610                                                               Page 5
--------------------------------------------------------------------------------

=========================================================================================================
  Bond       Balance      Coupon     Delay    Factor     Index      Value     Reset    Multiplier  Cap
---------------------------------------------------------------------------------------------------------
  7A12      694,297.00   18.30000      0     1.000000     1ML      1.1200    22.50000  -3.75000  28.12500
=========================================================================================================


========================================================================================
 Floor      Current      Settle       Deal       WAC       WAM      Pricing     Duration
            Coupon        Date                                       Speed        @ Px
----------------------------------------------------------------------------------------
0.00000    18.3000      10/30/03   1ML30 year    6.16     357.00    200.0PSA     90:00
========================================================================================

22.500 + -3.750* 1ML cap: 28.125

=======================================================================================
        Price            PSA            PSA           PSA          PSA            PSA
                            0            100           200           500            700
---------------------------------------------------------------------------------------
         90:00         21.234         21.515        24.121        30.123         33.899
---------------------------------------------------------------------------------------
       Avg Life        23.791         11.027         2.990         1.187          0.869
       Duration         4.483          4.042         2.010         0.917          0.679
       First Pay         7/26          12/12         11/05          5/04           2/04
       Last Pay          8/28           9/16         10/07          5/05           1/05
=======================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS         A30OCT6P7-LASAL 30 Year  5.8            12:04:44 pm October 16, 2003
Fixed Income Research                              Marina Tukhin mtukhin@sleddog
cmoproj.610                                                               Page 6
--------------------------------------------------------------------------------

==========================================================================================================
  Bond       Balance      Coupon     Delay    Factor     Index      Value     Reset    Multiplier   Cap
----------------------------------------------------------------------------------------------------------
  7A13      65,090.00    10.00000      0     1.000000     1ML      1.1200   250.00000  -40.00000  10.00000
==========================================================================================================


========================================================================================
 Floor      Current      Settle       Deal       WAC       WAM      Pricing     Duration
            Coupon        Date                                       Speed        @ Px
----------------------------------------------------------------------------------------
0.00000    10.0000      10/30/03   1ML30 year    6.16     357.00    200.0PSA     90:00
========================================================================================

22.500 + -40.000 * 1ML cap: 10.000

=======================================================================================
        Price            PSA            PSA           PSA          PSA            PSA
                            0            100           200           500            700
---------------------------------------------------------------------------------------
         90:00         11.470         11.902        14.567        20.369         23.996
---------------------------------------------------------------------------------------
       Avg Life        23.791         11.027         2.990         1.187          0.869
       Duration         8.028          6.074         2.374         1.007          0.735
       First Pay         7/26          12/12         11/05          5/04           2/04
       Last Pay          8/28           9/16         10/07          5/05           1/05
=======================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS         A30OCT6P7-LASAL 30 Year  5.8            12:04:44 pm October 16, 2003
Fixed Income Research                              Marina Tukhin mtukhin@sleddog
cmoproj.610                                                               Page 7
--------------------------------------------------------------------------------

=======================================================================================================
  Bond       Balance      Coupon     Delay    Factor     Index      Value     Reset    Multiplier   Cap
-------------------------------------------------------------------------------------------------------
  7A18    13,467,000.00   6.00000     24     1.000000             -1.0000      --          --       --
=======================================================================================================


========================================================================================
 Floor      Current      Settle       Deal       WAC       WAM      Pricing     Duration
            Coupon        Date                                       Speed        @ Px
----------------------------------------------------------------------------------------
  --        6.0000      10/30/03     30 year     6.16     357.00    200.0PSA     90:00
========================================================================================


=======================================================================================
        Price            PSA            PSA           PSA          PSA            PSA
                            0            100           200           500            700
---------------------------------------------------------------------------------------
         90:00          6.888          7.153         8.328        12.095         13.801
---------------------------------------------------------------------------------------
       Avg Life        25.661         14.791         5.500         1.851          1.430
       Duration        12.079          9.193         4.419         1.648          1.279
       First Pay         8/28           9/16         10/07          5/05           1/05
       Last Pay          4/30           7/20          4/11         11/05           6/05
=======================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS         A30OCT6P7-LASAL 30 Year  5.8            12:04:44 pm October 16, 2003
Fixed Income Research                              Marina Tukhin mtukhin@sleddog
cmoproj.610                                                               Page 8
--------------------------------------------------------------------------------

==========================================================================================================
  Bond       Balance      Coupon     Delay    Factor     Index      Value     Reset    Multiplier    Cap
----------------------------------------------------------------------------------------------------------
  7A14     2,074,839.00   2.62000      0     1.000000     1ML      1.1200    1.50000    1.00000    7.75000
==========================================================================================================


========================================================================================
 Floor      Current      Settle       Deal       WAC       WAM      Pricing     Duration
            Coupon        Date                                       Speed        @ Px
----------------------------------------------------------------------------------------
1.50000     2.6200      10/30/03   1ML30 year    6.16     357.00    200.0PSA     90:00
========================================================================================

1ML+1.500000 cap:7.750000

=======================================================================================
        Price            PSA            PSA           PSA          PSA            PSA
                            0            100           200           500            700
---------------------------------------------------------------------------------------
         90:00          3.213          3.513         4.741         8.629         10.385
---------------------------------------------------------------------------------------
       Avg Life        25.661         14.791         5.500         1.851          1.430
       Duration        17.965         11.877         4.951         1.729          1.332
       First Pay         8/28           9/16         10/07          5/05           1/05
       Last Pay          4/30           7/20          4/11         11/05           6/05
=======================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS         A30OCT6P7-LASAL 30 Year  5.8            12:04:44 pm October 16, 2003
Fixed Income Research                              Marina Tukhin mtukhin@sleddog
cmoproj.610                                                               Page 9
--------------------------------------------------------------------------------

=========================================================================================================
  Bond       Balance      Coupon     Delay    Factor     Index      Value     Reset    Multiplier   Cap
---------------------------------------------------------------------------------------------------------
  7A15     553,290.00    18.30000      0     1.000000     1ML      1.1200   22.50000   -3.75000  28.12500
=========================================================================================================


========================================================================================
 Floor      Current      Settle       Deal       WAC       WAM      Pricing     Duration
            Coupon        Date                                       Speed        @ Px
----------------------------------------------------------------------------------------
0.00000     18.3000     10/30/03   1ML30 year    6.16     357.00    200.0PSA     90:00
========================================================================================

22.500 + -3.750 * 1ML cap: 28.125

=======================================================================================
        Price            PSA            PSA           PSA          PSA            PSA
                            0            100           200           500            700
---------------------------------------------------------------------------------------
         90:00         21.228         21.347        22.425        26.468         28.346
---------------------------------------------------------------------------------------
       Avg Life        25.661         14.791         5.500         1.851          1.430
       Duration         4.492          4.304         2.997         1.377          1.097
       First Pay         8/28           9/16         10/07          5/05           1/05
       Last Pay          4/30           7/20          4/11         11/05           6/05
=======================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS         A30OCT6P7-LASAL 30 Year  5.8            12:04:44 pm October 16, 2003
Fixed Income Research                              Marina Tukhin mtukhin@sleddog
cmoproj.610                                                              Page 10
--------------------------------------------------------------------------------

==========================================================================================================
  Bond       Balance      Coupon     Delay    Factor     Index      Value     Reset    Multiplier   Cap
----------------------------------------------------------------------------------------------------------
  7A16      51,871.00    10.00000      0     1.000000     1ML      1.1200   250.00000  -40.00000  10.00000
==========================================================================================================


========================================================================================
 Floor      Current      Settle       Deal       WAC       WAM      Pricing     Duration
            Coupon        Date                                       Speed        @ Px
----------------------------------------------------------------------------------------
0.00000     10.0000     10/30/03   1ML30 year    6.16     357.00    200.0PSA     90:00
========================================================================================

250.000 + -40.000 * 1ML cap: 10.000

=======================================================================================
        Price            PSA            PSA           PSA          PSA            PSA
                            0            100           200           500            700
---------------------------------------------------------------------------------------
         90:00         11.451         11.679        12.880        16.862         18.677
---------------------------------------------------------------------------------------
       Avg Life        25.661         14.791         5.500         1.851          1.430
       Duration         8.140          6.962         3.871         1.552          1.215
       First Pay         8/28           9/16         10/07          5/05           1/05
       Last Pay          4/30           7/20          4/11         11/05           6/05
=======================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS         A30OCT6P7-LASAL 30 Year  5.8            12:04:44 pm October 16, 2003
Fixed Income Research                              Marina Tukhin mtukhin@sleddog
cmoproj.610                                                              Page 11
--------------------------------------------------------------------------------

=========================================================================================================
  Bond       Balance       Coupon     Delay    Factor     Index      Value     Reset    Multiplier    Cap
---------------------------------------------------------------------------------------------------------
  7A8      3,541,000.00    6.00000     24     1.000000              -1.0000      --         --        --
=========================================================================================================


========================================================================================
 Floor      Current      Settle       Deal       WAC       WAM      Pricing     Duration
            Coupon        Date                                       Speed        @ Px
----------------------------------------------------------------------------------------
  --        6.0000      10/30/03     30 year     6.16     357.00    200.0PSA      90:00
========================================================================================


=======================================================================================
        Price            PSA            PSA           PSA          PSA            PSA
                            0            100           200           500            700
---------------------------------------------------------------------------------------
         90:00          6.876          7.060         7.729        11.279         12.696
---------------------------------------------------------------------------------------
       Avg Life        26.658         17.198         7.990         2.156          1.676
       Duration        12.254         10.036         6.023         1.910          1.497
       First Pay         4/30           7/20          4/11         11/05           6/05
       Last Pay          8/30           6/21          3/12          1/06           7/05
=======================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS         A30OCT6P7-LASAL 30 Year  5.8            12:04:44 pm October 16, 2003
Fixed Income Research                              Marina Tukhin mtukhin@sleddog
cmoproj.610                                                              Page 12
--------------------------------------------------------------------------------

=========================================================================================================
  Bond       Balance       Coupon     Delay    Factor     Index      Value     Reset    Multiplier    Cap
---------------------------------------------------------------------------------------------------------
  7A9     17,542,000.00    6.00000     24     1.000000              -1.0000      --         --        --
=========================================================================================================


========================================================================================
 Floor      Current      Settle       Deal       WAC       WAM      Pricing     Duration
            Coupon        Date                                       Speed        @ Px
----------------------------------------------------------------------------------------
  --        6.0000      10/30/03     30 year     6.16     357.00    200.0PSA      90:00
========================================================================================


=======================================================================================
        Price            PSA            PSA           PSA          PSA            PSA
                            0            100           200           500            700
---------------------------------------------------------------------------------------
         90:00          6.865          6.982         7.397        10.665         11.910
---------------------------------------------------------------------------------------
       Avg Life        27.647         20.200        10.900         2.465          1.912
       Duration        12.413         10.874         7.515         2.167          1.701
       First Pay         8/30           6/21          3/12          1/06           7/05
       Last Pay          3/32          10/26          8/17          7/06          11/05
=======================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS         A30OCT6P7-LASAL 30 Year  5.8            12:04:44 pm October 16, 2003
Fixed Income Research                              Marina Tukhin mtukhin@sleddog
cmoproj.610                                                              Page 13
--------------------------------------------------------------------------------

=========================================================================================================
  Bond       Balance       Coupon     Delay    Factor     Index      Value     Reset    Multiplier    Cap
---------------------------------------------------------------------------------------------------------
  7A10    16,001,000.00    6.00000     24     1.000000              -1.0000      --         --        --
=========================================================================================================


========================================================================================
 Floor      Current      Settle       Deal       WAC       WAM      Pricing     Duration
            Coupon        Date                                       Speed        @ Px
----------------------------------------------------------------------------------------
  --        6.0000      10/30/03     30 year     6.16     357.00    200.0PSA      90:00
========================================================================================


=======================================================================================
        Price            PSA            PSA           PSA          PSA            PSA
                            0            100           200           500            700
---------------------------------------------------------------------------------------
         90:00          6.850          6.883         7.021         9.842         11.019
---------------------------------------------------------------------------------------
       Avg Life        29.117         26.157        19.056         3.051          2.277
       Duration        12.632         12.143        10.422         2.644          2.011
       First Pay         3/32          10/26          8/17          7/06          11/05
       Last Pay          7/33           7/33          7/33          3/07           4/06
=======================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS         A30OCT6P7-LASAL 30 Year  5.8            12:04:44 pm October 16, 2003
Fixed Income Research                              Marina Tukhin mtukhin@sleddog
cmoproj.610                                                              Page 14
--------------------------------------------------------------------------------

=========================================================================================================
  Bond       Balance       Coupon     Delay    Factor     Index      Value     Reset    Multiplier    Cap
---------------------------------------------------------------------------------------------------------
  CPO      4,339,625.00    0.00000     24     1.000000              -1.0000      --         --        --
=========================================================================================================


========================================================================================
 Floor      Current      Settle       Deal       WAC       WAM      Pricing     Duration
            Coupon        Date                                       Speed        @ Px
----------------------------------------------------------------------------------------
  --        0.0000      10/30/03     30 year     6.16     357.00    200.0PSA      90:00
========================================================================================


=======================================================================================
        Price            PSA            PSA           PSA          PSA            PSA
                            0            100           200           500            700
---------------------------------------------------------------------------------------
         90:00          0.398          0.594         1.153         5.056          6.685
---------------------------------------------------------------------------------------
       Avg Life        26.513         17.867         9.385         2.122          1.612
       Duration        26.444         17.622         8.890         2.046          1.541
       First Pay         7/26          12/12         11/05          5/04           2/04
       Last Pay          7/33           7/33          7/33          3/07           4/06
=======================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS         A30OCT6P7-LASAL 30 Year  5.8            12:04:44 pm October 16, 2003
Fixed Income Research                              Marina Tukhin mtukhin@sleddog
cmoproj.610                                                              Page 15
--------------------------------------------------------------------------------

=========================================================================================================
  Bond       Balance       Coupon     Delay    Factor     Index      Value     Reset    Multiplier    Cap
---------------------------------------------------------------------------------------------------------
  NAS     30,000,000.00    5.75000     24     1.000000              -1.0000      --         --        --
=========================================================================================================


========================================================================================
 Floor      Current      Settle       Deal       WAC       WAM      Pricing     Duration
            Coupon        Date                                       Speed        @ Px
----------------------------------------------------------------------------------------
  --        5.7500      10/30/03     30 year     6.16     357.00    200.0PSA      90:00
========================================================================================


=======================================================================================
        Price            PSA            PSA           PSA          PSA            PSA
                            0            100           200           500            700
---------------------------------------------------------------------------------------
         90:00          6.739          6.915         7.057         7.432          8.099
---------------------------------------------------------------------------------------
       Avg Life        20.425         15.335        12.542         8.363          5.363
       Duration        10.686          8.988         7.981         6.165          4.381
       First Pay        11/08          11/08         11/08         11/08           4/08
       Last Pay          7/33           7/33          7/33          7/33          11/10
=======================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS         A30OCT6P7-LASAL 30 Year  5.8            12:04:44 pm October 16, 2003
Fixed Income Research                              Marina Tukhin mtukhin@sleddog
cmoproj.610                                                              Page 16
--------------------------------------------------------------------------------

=========================================================================================================
  Bond       Balance       Coupon     Delay    Factor     Index      Value     Reset    Multiplier    Cap
---------------------------------------------------------------------------------------------------------
  SUB     18,000,000.00    5.75000     24     1.000000              -1.0000      --         --        --
=========================================================================================================


========================================================================================
 Floor      Current      Settle       Deal       WAC       WAM      Pricing     Duration
            Coupon        Date                                       Speed        @ Px
----------------------------------------------------------------------------------------
  --        5.7500      10/30/03     30 year     6.16     357.00    200.0PSA      90:00
========================================================================================


=======================================================================================
        Price            PSA            PSA           PSA          PSA            PSA
                            0            100           200           500            700
---------------------------------------------------------------------------------------
         90:00          6.796          6.979         7.125         7.412          7.579
---------------------------------------------------------------------------------------
       Avg Life        19.201         14.462        11.861         8.654          7.504
       Duration        10.030          8.468         7.543         6.221          5.647
       First Pay        11/03          11/03         11/03         11/03          11/03
       Last Pay          7/33           7/33          7/33          7/33           6/33
=======================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

DEC TABLES REPORT
Deal: A30OCT6P7-LASAL    Bond Name:  PX

   Date                             PX                  PX                  PX                  PX                  PX
                                     0                 100                 200                 500                 700
10/25/2003                         100                 100                 100                 100                 100
10/25/2004                          98                  94                  91                  86                  86
10/25/2005                          95                  84                  73                  72                  72
10/25/2006                          93                  71                  60                  60                  40
10/25/2007                          90                  58                  48                  37                   9
10/25/2008                          87                  46                  37                  16                   0
10/25/2009                          84                  36                  27                   5                   0
10/25/2010                          81                  26                  19                   0                   0
10/25/2011                          78                  18                  13                   0                   0
10/25/2012                          75                  11                  10                   0                   0
10/25/2013                          71                   8                   8                   0                   0
10/25/2014                          67                   6                   6                   0                   0
10/25/2015                          63                   5                   5                   0                   0
10/25/2016                          59                   4                   4                   0                   0
10/25/2017                          54                   3                   3                   0                   0
10/25/2018                          50                   3                   3                   0                   0
10/25/2019                          44                   2                   2                   0                   0
10/25/2020                          39                   2                   2                   0                   0
10/25/2021                          33                   1                   1                   0                   0
10/25/2022                          27                   1                   1                   0                   0
10/25/2023                          20                   1                   1                   0                   0
10/25/2024                          13                   1                   1                   0                   0
10/25/2025                           6                   *                   *                   0                   0
10/25/2026                           *                   *                   *                   0                   0
10/25/2027                           *                   *                   *                   0                   0
10/25/2028                           *                   *                   *                   0                   0
10/25/2029                           *                   *                   *                   0                   0
10/25/2030                           *                   *                   *                   0                   0
10/25/2031                           *                   *                   *                   0                   0
10/25/2032                           *                   *                   *                   0                   0
10/25/2033                           0                   0                   0                   0                   0
10/25/2034                           0                   0                   0                   0                   0
10/25/2035                           0                   0                   0                   0                   0
10/25/2036                           0                   0                   0                   0                   0
10/25/2037                           0                   0                   0                   0                   0
10/25/2038                           0                   0                   0                   0                   0
10/25/2039                           0                   0                   0                   0                   0
10/25/2040                           0                   0                   0                   0                   0
10/25/2041                           0                   0                   0                   0                   0
10/25/2042                           0                   0                   0                   0                   0
10/25/2043                           0                   0                   0                   0                   0

Average Life(Years)              13.80                5.33                4.67                3.28                2.59
Average Life(Years)      13.8014388283        5.3338193527        4.6706162705        3.2767785556        2.5907324962


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: A30OCT6P7-LASAL    Bond Name: C600

   Date                           C600                C600                C600                C600                C600
                                     0                 100                 200                 500                 700

10/25/2003                         100                 100                 100                 100                 100
10/25/2004                         100                 100                 100                  93                  83
10/25/2005                         100                 100                 100                  56                  28
10/25/2006                         100                 100                  87                  12                   0
10/25/2007                         100                 100                  75                   0                   0
10/25/2008                         100                 100                  66                   0                   0
10/25/2009                         100                 100                  59                   0                   0
10/25/2010                         100                 100                  55                   0                   0
10/25/2011                         100                 100                  50                   0                   0
10/25/2012                         100                 100                  44                   0                   0
10/25/2013                         100                  94                  39                   0                   0
10/25/2014                         100                  87                  34                   0                   0
10/25/2015                         100                  81                  29                   0                   0
10/25/2016                         100                  74                  25                   0                   0
10/25/2017                         100                  68                  22                   0                   0
10/25/2018                         100                  62                  19                   0                   0
10/25/2019                         100                  56                  16                   0                   0
10/25/2020                         100                  51                  14                   0                   0
10/25/2021                         100                  45                  11                   0                   0
10/25/2022                         100                  40                  10                   0                   0
10/25/2023                         100                  35                   8                   0                   0
10/25/2024                         100                  31                   6                   0                   0
10/25/2025                         100                  26                   5                   0                   0
10/25/2026                          97                  22                   4                   0                   0
10/25/2027                          85                  18                   3                   0                   0
10/25/2028                          72                  15                   2                   0                   0
10/25/2029                          59                  11                   2                   0                   0
10/25/2030                          44                   8                   1                   0                   0
10/25/2031                          29                   5                   1                   0                   0
10/25/2032                          13                   2                   *                   0                   0
10/25/2033                           0                   0                   0                   0                   0
10/25/2034                           0                   0                   0                   0                   0
10/25/2035                           0                   0                   0                   0                   0
10/25/2036                           0                   0                   0                   0                   0
10/25/2037                           0                   0                   0                   0                   0
10/25/2038                           0                   0                   0                   0                   0
10/25/2039                           0                   0                   0                   0                   0
10/25/2040                           0                   0                   0                   0                   0
10/25/2041                           0                   0                   0                   0                   0
10/25/2042                           0                   0                   0                   0                   0
10/25/2043                           0                   0                   0                   0                   0

Average Life(Years)              26.51               17.87                9.39                2.12                1.61
Average Life(Years)      26.5125216711       17.8670278480        9.3851040244        2.1224756730        1.6118626680

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: A30OCT6P7-LASAL    Bond Name: 7A6_R6

   Date                          7A6_R6              7A6_R6              7A6_R6              7A6_R6               7A6_R6
                                     0                 100                 200                 500                 700
10/25/2003                         100                 100                 100                 100                 100
10/25/2004                         100                 100                 100                  71                  31
10/25/2005                         100                 100                 100                   0                   0
10/25/2006                         100                 100                  46                   0                   0
10/25/2007                         100                 100                   0                   0                   0
10/25/2008                         100                 100                   0                   0                   0
10/25/2009                         100                 100                   0                   0                   0
10/25/2010                         100                 100                   0                   0                   0
10/25/2011                         100                 100                   0                   0                   0
10/25/2012                         100                 100                   0                   0                   0
10/25/2013                         100                  77                   0                   0                   0
10/25/2014                         100                  50                   0                   0                   0
10/25/2015                         100                  23                   0                   0                   0
10/25/2016                         100                   0                   0                   0                   0
10/25/2017                         100                   0                   0                   0                   0
10/25/2018                         100                   0                   0                   0                   0
10/25/2019                         100                   0                   0                   0                   0
10/25/2020                         100                   0                   0                   0                   0
10/25/2021                         100                   0                   0                   0                   0
10/25/2022                         100                   0                   0                   0                   0
10/25/2023                         100                   0                   0                   0                   0
10/25/2024                         100                   0                   0                   0                   0
10/25/2025                         100                   0                   0                   0                   0
10/25/2026                          86                   0                   0                   0                   0
10/25/2027                          39                   0                   0                   0                   0
10/25/2028                           0                   0                   0                   0                   0
10/25/2029                           0                   0                   0                   0                   0
10/25/2030                           0                   0                   0                   0                   0
10/25/2031                           0                   0                   0                   0                   0
10/25/2032                           0                   0                   0                   0                   0
10/25/2033                           0                   0                   0                   0                   0
10/25/2034                           0                   0                   0                   0                   0
10/25/2035                           0                   0                   0                   0                   0
10/25/2036                           0                   0                   0                   0                   0
10/25/2037                           0                   0                   0                   0                   0
10/25/2038                           0                   0                   0                   0                   0
10/25/2039                           0                   0                   0                   0                   0
10/25/2040                           0                   0                   0                   0                   0
10/25/2041                           0                   0                   0                   0                   0
10/25/2042                           0                   0                   0                   0                   0
10/25/2043                           0                   0                   0                   0                   0

Average Life(Years)              23.79               11.03                2.99                1.19                0.87
Average Life(Years)      23.7911245301       11.0267781523        2.9899637290        1.1871955384        0.8691509299

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: A30OCT6P7-LASAL    Bond Name: 7A11

   Date                           7A11                7A11                7A11                7A11                7A11
                                     0                 100                 200                 500                 700

10/25/2003                         100                 100                 100                 100                 100
10/25/2004                         100                 100                 100                  71                  31
10/25/2005                         100                 100                 100                   0                   0
10/25/2006                         100                 100                  46                   0                   0
10/25/2007                         100                 100                   0                   0                   0
10/25/2008                         100                 100                   0                   0                   0
10/25/2009                         100                 100                   0                   0                   0
10/25/2010                         100                 100                   0                   0                   0
10/25/2011                         100                 100                   0                   0                   0
10/25/2012                         100                 100                   0                   0                   0
10/25/2013                         100                  77                   0                   0                   0
10/25/2014                         100                  50                   0                   0                   0
10/25/2015                         100                  23                   0                   0                   0
10/25/2016                         100                   0                   0                   0                   0
10/25/2017                         100                   0                   0                   0                   0
10/25/2018                         100                   0                   0                   0                   0
10/25/2019                         100                   0                   0                   0                   0
10/25/2020                         100                   0                   0                   0                   0
10/25/2021                         100                   0                   0                   0                   0
10/25/2022                         100                   0                   0                   0                   0
10/25/2023                         100                   0                   0                   0                   0
10/25/2024                         100                   0                   0                   0                   0
10/25/2025                         100                   0                   0                   0                   0
10/25/2026                          86                   0                   0                   0                   0
10/25/2027                          39                   0                   0                   0                   0
10/25/2028                           0                   0                   0                   0                   0
10/25/2029                           0                   0                   0                   0                   0
10/25/2030                           0                   0                   0                   0                   0
10/25/2031                           0                   0                   0                   0                   0
10/25/2032                           0                   0                   0                   0                   0
10/25/2033                           0                   0                   0                   0                   0
10/25/2034                           0                   0                   0                   0                   0
10/25/2035                           0                   0                   0                   0                   0
10/25/2036                           0                   0                   0                   0                   0
10/25/2037                           0                   0                   0                   0                   0
10/25/2038                           0                   0                   0                   0                   0
10/25/2039                           0                   0                   0                   0                   0
10/25/2040                           0                   0                   0                   0                   0
10/25/2041                           0                   0                   0                   0                   0
10/25/2042                           0                   0                   0                   0                   0
10/25/2043                           0                   0                   0                   0                   0

Average Life(Years)              23.79               11.03                2.99                1.19                0.87
Average Life(Years)      23.7911245301       11.0267781523        2.9899637290        1.1871955384        0.8691509299

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: A30OCT6P7-LASAL    Bond Name: 7A12

   Date                           7A12                7A12                7A12                7A12                7A12
                                     0                 100                 200                 500                 700

10/25/2003                         100                 100                 100                 100                 100
10/25/2004                         100                 100                 100                  71                  31
10/25/2005                         100                 100                 100                   0                   0
10/25/2006                         100                 100                  46                   0                   0
10/25/2007                         100                 100                   0                   0                   0
10/25/2008                         100                 100                   0                   0                   0
10/25/2009                         100                 100                   0                   0                   0
10/25/2010                         100                 100                   0                   0                   0
10/25/2011                         100                 100                   0                   0                   0
10/25/2012                         100                 100                   0                   0                   0
10/25/2013                         100                  77                   0                   0                   0
10/25/2014                         100                  50                   0                   0                   0
10/25/2015                         100                  23                   0                   0                   0
10/25/2016                         100                   0                   0                   0                   0
10/25/2017                         100                   0                   0                   0                   0
10/25/2018                         100                   0                   0                   0                   0
10/25/2019                         100                   0                   0                   0                   0
10/25/2020                         100                   0                   0                   0                   0
10/25/2021                         100                   0                   0                   0                   0
10/25/2022                         100                   0                   0                   0                   0
10/25/2023                         100                   0                   0                   0                   0
10/25/2024                         100                   0                   0                   0                   0
10/25/2025                         100                   0                   0                   0                   0
10/25/2026                          86                   0                   0                   0                   0
10/25/2027                          39                   0                   0                   0                   0
10/25/2028                           0                   0                   0                   0                   0
10/25/2029                           0                   0                   0                   0                   0
10/25/2030                           0                   0                   0                   0                   0
10/25/2031                           0                   0                   0                   0                   0
10/25/2032                           0                   0                   0                   0                   0
10/25/2033                           0                   0                   0                   0                   0
10/25/2034                           0                   0                   0                   0                   0
10/25/2035                           0                   0                   0                   0                   0
10/25/2036                           0                   0                   0                   0                   0
10/25/2037                           0                   0                   0                   0                   0
10/25/2038                           0                   0                   0                   0                   0
10/25/2039                           0                   0                   0                   0                   0
10/25/2040                           0                   0                   0                   0                   0
10/25/2041                           0                   0                   0                   0                   0
10/25/2042                           0                   0                   0                   0                   0
10/25/2043                           0                   0                   0                   0                   0

Average Life(Years)              23.79               11.03                2.99                1.19                0.87
Average Life(Years)      23.7911245301       11.0267781523        2.9899637290        1.1871955384        0.8691509299

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: A30OCT6P7-LASAL    Bond Name: 7A13

   Date                           7A13                7A13                7A13                7A13                7A13
                                     0                 100                 200                 500                 700

10/25/2003                         100                 100                 100                 100                 100
10/25/2004                         100                 100                 100                  71                  31
10/25/2005                         100                 100                 100                   0                   0
10/25/2006                         100                 100                  46                   0                   0
10/25/2007                         100                 100                   0                   0                   0
10/25/2008                         100                 100                   0                   0                   0
10/25/2009                         100                 100                   0                   0                   0
10/25/2010                         100                 100                   0                   0                   0
10/25/2011                         100                 100                   0                   0                   0
10/25/2012                         100                 100                   0                   0                   0
10/25/2013                         100                  77                   0                   0                   0
10/25/2014                         100                  50                   0                   0                   0
10/25/2015                         100                  23                   0                   0                   0
10/25/2016                         100                   0                   0                   0                   0
10/25/2017                         100                   0                   0                   0                   0
10/25/2018                         100                   0                   0                   0                   0
10/25/2019                         100                   0                   0                   0                   0
10/25/2020                         100                   0                   0                   0                   0
10/25/2021                         100                   0                   0                   0                   0
10/25/2022                         100                   0                   0                   0                   0
10/25/2023                         100                   0                   0                   0                   0
10/25/2024                         100                   0                   0                   0                   0
10/25/2025                         100                   0                   0                   0                   0
10/25/2026                          86                   0                   0                   0                   0
10/25/2027                          39                   0                   0                   0                   0
10/25/2028                           0                   0                   0                   0                   0
10/25/2029                           0                   0                   0                   0                   0
10/25/2030                           0                   0                   0                   0                   0
10/25/2031                           0                   0                   0                   0                   0
10/25/2032                           0                   0                   0                   0                   0
10/25/2033                           0                   0                   0                   0                   0
10/25/2034                           0                   0                   0                   0                   0
10/25/2035                           0                   0                   0                   0                   0
10/25/2036                           0                   0                   0                   0                   0
10/25/2037                           0                   0                   0                   0                   0
10/25/2038                           0                   0                   0                   0                   0
10/25/2039                           0                   0                   0                   0                   0
10/25/2040                           0                   0                   0                   0                   0
10/25/2041                           0                   0                   0                   0                   0
10/25/2042                           0                   0                   0                   0                   0
10/25/2043                           0                   0                   0                   0                   0

Average Life(Years)              23.79               11.03                2.99                1.19                0.87
Average Life(Years)      23.7911245301       11.0267781523        2.9899637290        1.1871955384        0.8691509299

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: A30OCT6P7-LASAL    Bond Name: 7A18

   Date                           7A18                7A18                7A18                7A18                7A18
                                     0                 100                 200                 500                 700

10/25/2003                         100                 100                 100                 100                 100
10/25/2004                         100                 100                 100                 100                 100
10/25/2005                         100                 100                 100                  16                   0
10/25/2006                         100                 100                 100                   0                   0
10/25/2007                         100                 100                  99                   0                   0
10/25/2008                         100                 100                  59                   0                   0
10/25/2009                         100                 100                  32                   0                   0
10/25/2010                         100                 100                  12                   0                   0
10/25/2011                         100                 100                   0                   0                   0
10/25/2012                         100                 100                   0                   0                   0
10/25/2013                         100                 100                   0                   0                   0
10/25/2014                         100                 100                   0                   0                   0
10/25/2015                         100                 100                   0                   0                   0
10/25/2016                         100                  97                   0                   0                   0
10/25/2017                         100                  70                   0                   0                   0
10/25/2018                         100                  43                   0                   0                   0
10/25/2019                         100                  18                   0                   0                   0
10/25/2020                         100                   0                   0                   0                   0
10/25/2021                         100                   0                   0                   0                   0
10/25/2022                         100                   0                   0                   0                   0
10/25/2023                         100                   0                   0                   0                   0
10/25/2024                         100                   0                   0                   0                   0
10/25/2025                         100                   0                   0                   0                   0
10/25/2026                         100                   0                   0                   0                   0
10/25/2027                         100                   0                   0                   0                   0
10/25/2028                          87                   0                   0                   0                   0
10/25/2029                          28                   0                   0                   0                   0
10/25/2030                           0                   0                   0                   0                   0
10/25/2031                           0                   0                   0                   0                   0
10/25/2032                           0                   0                   0                   0                   0
10/25/2033                           0                   0                   0                   0                   0
10/25/2034                           0                   0                   0                   0                   0
10/25/2035                           0                   0                   0                   0                   0
10/25/2036                           0                   0                   0                   0                   0
10/25/2037                           0                   0                   0                   0                   0
10/25/2038                           0                   0                   0                   0                   0
10/25/2039                           0                   0                   0                   0                   0
10/25/2040                           0                   0                   0                   0                   0
10/25/2041                           0                   0                   0                   0                   0
10/25/2042                           0                   0                   0                   0                   0
10/25/2043                           0                   0                   0                   0                   0

Average Life(Years)              25.66               14.79                5.50                1.85                1.43
Average Life(Years)      25.6611165815       14.7911603825        5.4997284917        1.8514087331        1.4299411313

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: A30OCT6P7-LASAL    Bond Name: 7A14

   Date                           7A14                7A14                7A14                7A14                7A14
                                     0                 100                 200                 500                 700

10/25/2003                         100                 100                 100                 100                 100
10/25/2004                         100                 100                 100                 100                 100
10/25/2005                         100                 100                 100                  16                   0
10/25/2006                         100                 100                 100                   0                   0
10/25/2007                         100                 100                  99                   0                   0
10/25/2008                         100                 100                  59                   0                   0
10/25/2009                         100                 100                  32                   0                   0
10/25/2010                         100                 100                  12                   0                   0
10/25/2011                         100                 100                   0                   0                   0
10/25/2012                         100                 100                   0                   0                   0
10/25/2013                         100                 100                   0                   0                   0
10/25/2014                         100                 100                   0                   0                   0
10/25/2015                         100                 100                   0                   0                   0
10/25/2016                         100                  97                   0                   0                   0
10/25/2017                         100                  70                   0                   0                   0
10/25/2018                         100                  43                   0                   0                   0
10/25/2019                         100                  18                   0                   0                   0
10/25/2020                         100                   0                   0                   0                   0
10/25/2021                         100                   0                   0                   0                   0
10/25/2022                         100                   0                   0                   0                   0
10/25/2023                         100                   0                   0                   0                   0
10/25/2024                         100                   0                   0                   0                   0
10/25/2025                         100                   0                   0                   0                   0
10/25/2026                         100                   0                   0                   0                   0
10/25/2027                         100                   0                   0                   0                   0
10/25/2028                          87                   0                   0                   0                   0
10/25/2029                          28                   0                   0                   0                   0
10/25/2030                           0                   0                   0                   0                   0
10/25/2031                           0                   0                   0                   0                   0
10/25/2032                           0                   0                   0                   0                   0
10/25/2033                           0                   0                   0                   0                   0
10/25/2034                           0                   0                   0                   0                   0
10/25/2035                           0                   0                   0                   0                   0
10/25/2036                           0                   0                   0                   0                   0
10/25/2037                           0                   0                   0                   0                   0
10/25/2038                           0                   0                   0                   0                   0
10/25/2039                           0                   0                   0                   0                   0
10/25/2040                           0                   0                   0                   0                   0
10/25/2041                           0                   0                   0                   0                   0
10/25/2042                           0                   0                   0                   0                   0
10/25/2043                           0                   0                   0                   0                   0

Average Life(Years)              25.66               14.79                5.50                1.85                1.43
Average Life(Years)      25.6611165815       14.7911603825        5.4997284917        1.8514087331        1.4299411313

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal:  A30OCT6P7-LASAL     Bond Name:  7A15


         Date                    7A15          7A15          7A15          7A15          7A15
                                    0           100           200           500           700
10/25/2003                        100           100           100           100           100
10/25/2004                        100           100           100           100           100
10/25/2005                        100           100           100            16             0
10/25/2006                        100           100           100             0             0
10/25/2007                        100           100            99             0             0
10/25/2008                        100           100            59             0             0
10/25/2009                        100           100            32             0             0
10/25/2010                        100           100            12             0             0
10/25/2011                        100           100             0             0             0
10/25/2012                        100           100             0             0             0
10/25/2013                        100           100             0             0             0
10/25/2014                        100           100             0             0             0
10/25/2015                        100           100             0             0             0
10/25/2016                        100            97             0             0             0
10/25/2017                        100            70             0             0             0
10/25/2018                        100            43             0             0             0
10/25/2019                        100            18             0             0             0
10/25/2020                        100             0             0             0             0
10/25/2021                        100             0             0             0             0
10/25/2022                        100             0             0             0             0
10/25/2023                        100             0             0             0             0
10/25/2024                        100             0             0             0             0
10/25/2025                        100             0             0             0             0
10/25/2026                        100             0             0             0             0
10/25/2027                        100             0             0             0             0
10/25/2028                         87             0             0             0             0
10/25/2029                         28             0             0             0             0
10/25/2030                          0             0             0             0             0
10/25/2031                          0             0             0             0             0
10/25/2032                          0             0             0             0             0
10/25/2033                          0             0             0             0             0
10/25/2034                          0             0             0             0             0
10/25/2035                          0             0             0             0             0
10/25/2036                          0             0             0             0             0
10/25/2037                          0             0             0             0             0
10/25/2038                          0             0             0             0             0
10/25/2039                          0             0             0             0             0
10/25/2040                          0             0             0             0             0
10/25/2041                          0             0             0             0             0
10/25/2042                          0             0             0             0             0
10/25/2043                          0             0             0             0             0

Average Life(Years)             25.66         14.79          5.50          1.85          1.43
Average Life(Years)     25.6611165815 14.7911603825  5.4997284917  1.8514087331  1.4299411313

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal:  A30OCT6P7-LASAL     Bond Name:  7A16


         Date                    7A16          7A16          7A16          7A16          7A16
                                    0           100           200           500           700
10/25/2003                        100           100           100           100           100
10/25/2004                        100           100           100           100           100
10/25/2005                        100           100           100            16             0
10/25/2006                        100           100           100             0             0
10/25/2007                        100           100            99             0             0
10/25/2008                        100           100            59             0             0
10/25/2009                        100           100            32             0             0
10/25/2010                        100           100            12             0             0
10/25/2011                        100           100             0             0             0
10/25/2012                        100           100             0             0             0
10/25/2013                        100           100             0             0             0
10/25/2014                        100           100             0             0             0
10/25/2015                        100           100             0             0             0
10/25/2016                        100            97             0             0             0
10/25/2017                        100            70             0             0             0
10/25/2018                        100            43             0             0             0
10/25/2019                        100            18             0             0             0
10/25/2020                        100             0             0             0             0
10/25/2021                        100             0             0             0             0
10/25/2022                        100             0             0             0             0
10/25/2023                        100             0             0             0             0
10/25/2024                        100             0             0             0             0
10/25/2025                        100             0             0             0             0
10/25/2026                        100             0             0             0             0
10/25/2027                        100             0             0             0             0
10/25/2028                         87             0             0             0             0
10/25/2029                         28             0             0             0             0
10/25/2030                          0             0             0             0             0
10/25/2031                          0             0             0             0             0
10/25/2032                          0             0             0             0             0
10/25/2033                          0             0             0             0             0
10/25/2034                          0             0             0             0             0
10/25/2035                          0             0             0             0             0
10/25/2036                          0             0             0             0             0
10/25/2037                          0             0             0             0             0
10/25/2038                          0             0             0             0             0
10/25/2039                          0             0             0             0             0
10/25/2040                          0             0             0             0             0
10/25/2041                          0             0             0             0             0
10/25/2042                          0             0             0             0             0
10/25/2043                          0             0             0             0             0

Average Life(Years)             25.66         14.79          5.50          1.85          1.43
Average Life(Years)     25.6611165815 14.7911603825  5.4997284917  1.8514087331  1.4299411313

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal:  A30OCT6P7-LASAL     Bond Name:  7A8


         Date                     7A8           7A8           7A8           7A8           7A8
                                    0           100           200           500           700
10/25/2003                        100           100           100           100           100
10/25/2004                        100           100           100           100           100
10/25/2005                        100           100           100           100             0
10/25/2006                        100           100           100             0             0
10/25/2007                        100           100           100             0             0
10/25/2008                        100           100           100             0             0
10/25/2009                        100           100           100             0             0
10/25/2010                        100           100           100             0             0
10/25/2011                        100           100            47             0             0
10/25/2012                        100           100             0             0             0
10/25/2013                        100           100             0             0             0
10/25/2014                        100           100             0             0             0
10/25/2015                        100           100             0             0             0
10/25/2016                        100           100             0             0             0
10/25/2017                        100           100             0             0             0
10/25/2018                        100           100             0             0             0
10/25/2019                        100           100             0             0             0
10/25/2020                        100            68             0             0             0
10/25/2021                        100             0             0             0             0
10/25/2022                        100             0             0             0             0
10/25/2023                        100             0             0             0             0
10/25/2024                        100             0             0             0             0
10/25/2025                        100             0             0             0             0
10/25/2026                        100             0             0             0             0
10/25/2027                        100             0             0             0             0
10/25/2028                        100             0             0             0             0
10/25/2029                        100             0             0             0             0
10/25/2030                          0             0             0             0             0
10/25/2031                          0             0             0             0             0
10/25/2032                          0             0             0             0             0
10/25/2033                          0             0             0             0             0
10/25/2034                          0             0             0             0             0
10/25/2035                          0             0             0             0             0
10/25/2036                          0             0             0             0             0
10/25/2037                          0             0             0             0             0
10/25/2038                          0             0             0             0             0
10/25/2039                          0             0             0             0             0
10/25/2040                          0             0             0             0             0
10/25/2041                          0             0             0             0             0
10/25/2042                          0             0             0             0             0
10/25/2043                          0             0             0             0             0

Average Life(Years)             26.66         17.20          7.99          2.16          1.68
Average Life(Years)     26.6579518563  17.197926998  7.9896257025  2.1562069074  1.6758001277

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal:  A30OCT6P7-LASAL     Bond Name:  7A9


         Date                     7A9           7A9            7A9           7A9           7A9
                                    0           100            200           500           700
10/25/2003                        100           100            100           100           100
10/25/2004                        100           100            100           100           100
10/25/2005                        100           100            100           100            20
10/25/2006                        100           100            100             0             0
10/25/2007                        100           100            100             0             0
10/25/2008                        100           100            100             0             0
10/25/2009                        100           100            100             0             0
10/25/2010                        100           100            100             0             0
10/25/2011                        100           100            100             0             0
10/25/2012                        100           100             87             0             0
10/25/2013                        100           100             65             0             0
10/25/2014                        100           100             45             0             0
10/25/2015                        100           100             28             0             0
10/25/2016                        100           100             12             0             0
10/25/2017                        100           100              0             0             0
10/25/2018                        100           100              0             0             0
10/25/2019                        100           100              0             0             0
10/25/2020                        100           100              0             0             0
10/25/2021                        100            92              0             0             0
10/25/2022                        100            72              0             0             0
10/25/2023                        100            52              0             0             0
10/25/2024                        100            32              0             0             0
10/25/2025                        100            16              0             0             0
10/25/2026                        100             0              0             0             0
10/25/2027                        100             0              0             0             0
10/25/2028                        100             0              0             0             0
10/25/2029                        100             0              0             0             0
10/25/2030                         88             0              0             0             0
10/25/2031                         27             0              0             0             0
10/25/2032                          0             0              0             0             0
10/25/2033                          0             0              0             0             0
10/25/2034                          0             0              0             0             0
10/25/2035                          0             0              0             0             0
10/25/2036                          0             0              0             0             0
10/25/2037                          0             0              0             0             0
10/25/2038                          0             0              0             0             0
10/25/2039                          0             0              0             0             0
10/25/2040                          0             0              0             0             0
10/25/2041                          0             0              0             0             0
10/25/2042                          0             0              0             0             0
10/25/2043                          0             0              0             0             0

Average Life(Years)             27.65         20.20          10.90          2.47          1.91
Average Life(Years)     27.6474946845 20.2003723421  10.8995528555  2.4652053479  1.9123644118

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal:  A30OCT6P7-LASAL     Bond Name:  7A10


         Date                    7A10          7A10           7A10          7A10          7A10
                                    0           100            200           500           700
10/25/2003                        100           100            100           100           100
10/25/2004                        100           100            100           100           100
10/25/2005                        100           100            100           100           100
10/25/2006                        100           100            100            52             0
10/25/2007                        100           100            100             0             0
10/25/2008                        100           100            100             0             0
10/25/2009                        100           100            100             0             0
10/25/2010                        100           100            100             0             0
10/25/2011                        100           100            100             0             0
10/25/2012                        100           100            100             0             0
10/25/2013                        100           100            100             0             0
10/25/2014                        100           100            100             0             0
10/25/2015                        100           100            100             0             0
10/25/2016                        100           100            100             0             0
10/25/2017                        100           100             97             0             0
10/25/2018                        100           100             83             0             0
10/25/2019                        100           100             71             0             0
10/25/2020                        100           100             60             0             0
10/25/2021                        100           100             51             0             0
10/25/2022                        100           100             42             0             0
10/25/2023                        100           100             35             0             0
10/25/2024                        100           100             29             0             0
10/25/2025                        100           100             23             0             0
10/25/2026                        100            99             18             0             0
10/25/2027                        100            82             14             0             0
10/25/2028                        100            66             11             0             0
10/25/2029                        100            50              8             0             0
10/25/2030                        100            36              5             0             0
10/25/2031                        100            22              3             0             0
10/25/2032                         57             9              1             0             0
10/25/2033                          0             0              0             0             0
10/25/2034                          0             0              0             0             0
10/25/2035                          0             0              0             0             0
10/25/2036                          0             0              0             0             0
10/25/2037                          0             0              0             0             0
10/25/2038                          0             0              0             0             0
10/25/2039                          0             0              0             0             0
10/25/2040                          0             0              0             0             0
10/25/2041                          0             0              0             0             0
10/25/2042                          0             0              0             0             0
10/25/2043                          0             0              0             0             0

Average Life(Years)             29.12         26.16          19.06          3.05          2.28
Average Life(Years)     29.1173263018 26.1570213355  19.0562079539  3.0514366338  2.2766291073


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal:  A30OCT6P7-LASAL     Bond Name:  CPO


         Date                     CPO           CPO            CPO           CPO           CPO
                                    0           100            200           500           700
10/25/2003                        100           100            100           100           100
10/25/2004                        100           100            100            93            83
10/25/2005                        100           100            100            56            28
10/25/2006                        100           100             87            12             0
10/25/2007                        100           100             75             0             0
10/25/2008                        100           100             66             0             0
10/25/2009                        100           100             59             0             0
10/25/2010                        100           100             55             0             0
10/25/2011                        100           100             50             0             0
10/25/2012                        100           100             44             0             0
10/25/2013                        100            94             39             0             0
10/25/2014                        100            87             34             0             0
10/25/2015                        100            81             29             0             0
10/25/2016                        100            74             25             0             0
10/25/2017                        100            68             22             0             0
10/25/2018                        100            62             19             0             0
10/25/2019                        100            56             16             0             0
10/25/2020                        100            51             14             0             0
10/25/2021                        100            45             11             0             0
10/25/2022                        100            40             10             0             0
10/25/2023                        100            35              8             0             0
10/25/2024                        100            31              6             0             0
10/25/2025                        100            26              5             0             0
10/25/2026                         97            22              4             0             0
10/25/2027                         85            18              3             0             0
10/25/2028                         72            15              2             0             0
10/25/2029                         59            11              2             0             0
10/25/2030                         44             8              1             0             0
10/25/2031                         29             5              1             0             0
10/25/2032                         13             2              *             0             0
10/25/2033                          0             0              0             0             0
10/25/2034                          0             0              0             0             0
10/25/2035                          0             0              0             0             0
10/25/2036                          0             0              0             0             0
10/25/2037                          0             0              0             0             0
10/25/2038                          0             0              0             0             0
10/25/2039                          0             0              0             0             0
10/25/2040                          0             0              0             0             0
10/25/2041                          0             0              0             0             0
10/25/2042                          0             0              0             0             0
10/25/2043                          0             0              0             0             0

Average Life(Years)             26.51         17.87           9.39          2.12          1.61
Average Life(Years)     26.5125216711 17.8670278480   9.3851040244  2.1224756730  1.6118626680

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal:  A30OCT6P7-LASAL     Bond Name:  NAS


         Date                     NAS           NAS            NAS           NAS           NAS
                                    0           100            200           500           700
10/25/2003                        100           100            100           100           100
10/25/2004                        100           100            100           100           100
10/25/2005                        100           100            100           100           100
10/25/2006                        100           100            100           100           100
10/25/2007                        100           100            100           100           100
10/25/2008                        100           100            100           100            59
10/25/2009                         98            96             95            88            19
10/25/2010                         96            92             88            68             *
10/25/2011                         94            87             80            42             0
10/25/2012                         92            81             71            27             0
10/25/2013                         90            74             61            19             0
10/25/2014                         88            68             52            13             0
10/25/2015                         85            62             44             9             0
10/25/2016                         82            56             38             6             0
10/25/2017                         79            51             32             4             0
10/25/2018                         76            46             27             3             0
10/25/2019                         73            42             23             2             0
10/25/2020                         70            37             19             1             0
10/25/2021                         66            33             16             1             0
10/25/2022                         62            29             13             1             0
10/25/2023                         58            26             11             *             0
10/25/2024                         53            22              9             *             0
10/25/2025                         48            19              7             *             0
10/25/2026                         43            16              6             *             0
10/25/2027                         38            13              4             *             0
10/25/2028                         32            11              3             *             0
10/25/2029                         26             8              2             *             0
10/25/2030                         20             6              2             *             0
10/25/2031                         13             4              1             *             0
10/25/2032                          6             1              *             *             0
10/25/2033                          0             0              0             0             0
10/25/2034                          0             0              0             0             0
10/25/2035                          0             0              0             0             0
10/25/2036                          0             0              0             0             0
10/25/2037                          0             0              0             0             0
10/25/2038                          0             0              0             0             0
10/25/2039                          0             0              0             0             0
10/25/2040                          0             0              0             0             0
10/25/2041                          0             0              0             0             0
10/25/2042                          0             0              0             0             0
10/25/2043                          0             0              0             0             0

Average Life(Years)             20.42         15.34          12.54          8.36          5.36
Average Life(Years)     20.4245934742 15.3354258210  12.5417371924  8.3629197978  5.3625599026

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal:  A30OCT6P7-LASAL     Bond Name:  SUB


         Date                     SUB           SUB            SUB           SUB           SUB
                                    0           100            200           500           700
10/25/2003                        100           100            100           100           100
10/25/2004                         99            99             99            99            99
10/25/2005                         97            97             97            97            97
10/25/2006                         96            96             96            96            96
10/25/2007                         95            95             95            95            95
10/25/2008                         93            93             93            93            93
10/25/2009                         91            90             88            82            78
10/25/2010                         90            86             82            70            62
10/25/2011                         88            81             74            55            35
10/25/2012                         86            75             66            41            20
10/25/2013                         84            69             56            28            11
10/25/2014                         82            63             48            19             6
10/25/2015                         79            58             41            13             4
10/25/2016                         77            53             35             9             2
10/25/2017                         74            48             30             6             1
10/25/2018                         71            43             25             4             1
10/25/2019                         68            39             21             3             *
10/25/2020                         65            35             18             2             *
10/25/2021                         61            31             15             1             *
10/25/2022                         58            27             12             1             *
10/25/2023                         54            24             10             1             *
10/25/2024                         50            21              8             *             *
10/25/2025                         45            18              7             *             *
10/25/2026                         40            15              5             *             *
10/25/2027                         35            12              4             *             *
10/25/2028                         30            10              3             *             *
10/25/2029                         25             8              2             *             *
10/25/2030                         19             5              1             *             *
10/25/2031                         12             3              1             *             *
10/25/2032                          5             1              *             *             *
10/25/2033                          0             0              0             0             0
10/25/2034                          0             0              0             0             0
10/25/2035                          0             0              0             0             0
10/25/2036                          0             0              0             0             0
10/25/2037                          0             0              0             0             0
10/25/2038                          0             0              0             0             0
10/25/2039                          0             0              0             0             0
10/25/2040                          0             0              0             0             0
10/25/2041                          0             0              0             0             0
10/25/2042                          0             0              0             0             0
10/25/2043                          0             0              0             0             0

Average Life(Years)             19.20         14.46          11.86          8.65          7.50
Average Life(Years)     19.2006112700 14.4619998740  11.8607484172  8.6539773701  7.5044872788

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.